Exhibit 4.1

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXECUTION VERSION

CONFIDENTIAL

PURCHASE AND SALE AGREEMENT

dated as of September 6, 2018

among

ZP HOLDING SPV K/S,

ZP SPV 1 K/S,

ZEALAND PHARMA A/S

and

ROYALTY PHARMA INVESTMENTS ICAV

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i

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ii

Section 9.2	Specific Performance	51
Section 9.3	Notices	51
Section 9.4	Successors and Assigns	52
Section 9.5	Independent Nature of Relationship	53
Section 9.6	Entire Agreement	53
Section 9.7	Governing Law	53
Section 9.8	Waiver of Jury Trial	54
Section 9.9	Severability	54
Section 9.10	Counterparts	55
Section 9.11	Amendments; No Waivers	55
Section 9.12	Table of Contents and Headings	55
Section 9.13	Currency Exchange	55

Exhibit A	Form of Transfer and Conveyance
Exhibit B	Form of Licensee Instruction
Exhibit C1	Patents and Patent Applications in the Zealand Intellectual Property Rights
Exhibit C2	Know-How in the Zealand Intellectual Property Rights
Exhibit C3	Listed Patents
Exhibit D1	Press Release of the Seller Group
Exhibit D2	Press Release of the Purchaser
Exhibit E	Form of Opinion of Counsel
Exhibit F	Form of Seller Group Certificate
Exhibit G	Form of the Purchaser Certificate
Exhibit H	Form of Receipt
Exhibit I	SPV Covenants
Exhibit J	Form of Amendment to the Articles of Association for Sub SPV Seller, the Articles of Association for Master SPV Seller and the Articles of Association of GP 1

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iii

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “Purchase and Sale Agreement”) dated as of September 6, 2018 is by and among ZP Holding SPV K/S, a limited partnership registered under the law of Denmark (“Master SPV Seller”), ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark (the “Sub SPV Seller,” and, together with the Master SPV Seller, the “Sellers”), Zealand Pharma A/S, a public limited company organized under the laws of Denmark (“Zealand,” and, together with the Sellers, the “Seller Group”), and Royalty Pharma Investments ICAV, an Irish Collective Asset-Management Vehicle (the “Purchaser”). Capitalized terms used herein have the meaning ascribed thereto in Article I, unless otherwise specified.

W I T N E S S E T H:

WHEREAS, Zealand is the sole limited partner and the owner of the entire share capital of the Master SPV Seller;

WHEREAS, Master SPV Seller is the sole limited partner and the owner of the entire share capital of the Sub SPV Seller;

WHEREAS, Zealand contributed to the Sellers certain assets;

WHEREAS, the Sellers have the rights to receive royalty and milestone payments in respect of Net Sales of the Licensed Products under the License Agreement; and

WHEREAS, the Sellers desire to sell, assign, transfer and convey to the Purchaser, and the Purchaser desires to purchase, acquire and accept from the Sellers, the Purchased Assets described herein, upon and subject to the terms and conditions set forth in this Purchase and Sale Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE I
DEFINED TERMS AND RULES OF CONSTRUCTION

Section 1.1                                    Defined Terms.  The following terms, as used herein, shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.  For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through

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the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Alternative Route GLP-1” has the meaning set forth in the License Agreement as of the Closing Date.

“Amended SPV Documents” has the meaning set forth in Section 6.2(h).

“Articles of Association of GP1” means the articles of association for ZP General Partner 1 ApS, dated December 11, 2014, and registered with the Danish Business Authority.

“Articles of Association for Sub SPV Seller” means the articles of association for Sub SPV Seller, dated December 11, 2014, and registered with the Danish Business Authority.

“Articles of Association for Master SPV Seller” means the articles of association for Master SPV Seller, dated December 11, 2014, and registered with the Danish Business Authority.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.

“Athyrium” means Athyrium Capital Management, L.P.

“[***] Agreement” means that certain [***].

“Back-up Compound” has the meaning set forth in the License Agreement as of the Closing Date.

“[***] Agreement” means any written agreement between Zealand and [***] that relates to the Purchased Assets, including the [***].

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Denmark and New York City are authorized or required by Applicable Law to remain closed.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Closing” has the meaning set forth in Section 6.1.

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“Closing Date” has the meaning set forth in Section 6.1.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company SEC Documents” has the meaning set forth in Section 3.9.

“Compound” has the meaning set forth in the License Agreement as of the Closing Date.

“Confidential Information” means all information or data (whether written or oral, or in electronic or other form) furnished by or on behalf of Licensee, the Seller Group or their respective Affiliates to the Purchaser or the Purchaser’s Affiliates relating to the performance or implementation of the Transaction Documents, including, without limitation, information involving or relating in any way to the License Agreement, the Licensed Products, the Purchased Assets, the Zealand Intellectual Property Rights or the Receivables, including:  (a) any license, sublicense, assignment, product development, royalty, sale, supply, escrow or other agreements (including the License Agreement) involving or relating in any way to the Purchased Assets, or the compounds or products giving rise to the Purchased Assets, and including all terms and conditions thereof and the identities of the parties thereto; (b) any reports, data, materials or other documents of any kind relating in any way to the Seller Group, Licensee, the Licensed Products, the License Agreement, the Purchased Assets or the Receivables or the intellectual property, compounds or products giving rise to the Purchased Assets, and including any and all analyses, compilations, studies, reports, data, materials, notices or other documents or communications of any kind delivered pursuant to or under the License Agreement or prepared by Licensee or its directors, officers, employees, advisers, Affiliates, agents or representatives provided or as may be provided from time to time to the Seller Group; (c) any inventions, devices, improvements, formulations, discoveries, compositions, ingredients, patents, patent applications, know-how, processes, trial results, research, developments or any other intellectual property, trade secrets or information involving or relating in any way to the Purchased Assets, or the compounds or products giving rise to the Purchased Assets; and (d) all analyses, compilations, data, studies, notes, interpretations, memoranda or other documents prepared for or by the Purchaser containing, referring, relating to, based on or derived from any such furnished information. For the avoidance of doubt, all information (whether written or oral, or in electronic or other form) furnished by or on behalf of Licensee, the Seller Group or their respective Affiliates to the Purchaser or the Purchaser’s Affiliates that is “Confidential Information” within the meaning of the License Agreement shall constitute Confidential Information under this Purchase and Sale Agreement. Notwithstanding the foregoing definition, “Confidential Information” shall not include information to the extent that it (i) is or becomes publicly available as of the date it was first disclosed to the Purchaser or any of its Affiliates without any breach of this Purchase and Sale Agreement by the Purchaser or its Affiliates; (ii) is obtained by the Purchaser or its Affiliates on a non-confidential basis from sources other than the Seller Group or its Affiliates without any breach of this Purchase and Sale Agreement by the Purchaser or its Affiliates, provided that such source is not known by the Purchaser or its Affiliates to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation to, any member of the Seller Group that prohibits such disclosure, (iii) was known by the Purchaser or its Affiliates at the time such information was disclosed to such party in accordance herewith or in

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accordance with the Confidentiality Agreement, as evidenced by its written records or (iv) is or has been independently developed by the Purchaser or its Affiliates without use of or reference to Confidential Information. Notwithstanding the foregoing, specific aspects or details of Confidential Information shall not be deemed to be publicly available merely because the Confidential Information is embraced by more general information in the public domain. Further, any combination of Confidential Information shall not be considered in the public domain merely because individual elements of such Confidential Information are in the public domain unless the combination and its principles are in the public domain.

“Confidentiality Agreement” means the Confidentiality Agreement dated [***] by and between Zealand and RP Management, LLC.

“Confidential Activities” has the meaning set forth in Section 3.14(b).

“Confidentiality Breach” has the meaning set forth in Section 3.14(b).

“Consent” has the meaning set forth in Section 3.5.

“[***]” has the meaning set forth in the [***] Agreement as of the Closing Date.

“Defaulting Party” has the meaning set forth in Section 5.5(d).

“Disclosure Schedule” has the meaning set forth in Article III.

“Disputes” has the meaning set forth in Section 3.12(e).

“Dollar” or the sign “$” means United States dollars.

“Elan/Alkermes Agreement” means that certain Termination Agreement, dated as of February 28, 2003, by and among Zealand, Elan Corporation PLC and the other parties named therein.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“GAAP” means generally accepted accounting principles in effect in the United States from time to time.

“GLP-1” means glucagon-like peptide 1.

“Governmental Authority” means the government of Denmark, the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative

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powers or functions of or pertaining to government, including any Patent Office, the FDA and any other government authority in any country.

“Group 2 Products” has the meaning set forth in the License Agreement as of the Closing Date.

“Guarantee” means that certain Guarantee, dated March 15, 2017, by Zealand in favor of the Beneficiaries (as defined therein) and accepted by Trustee.

“IFRS” means International Financial Reporting Standards.

“Indemnification Cap” means [***].

“Indenture” means that certain Indenture, dated as of December 11, 2014, by and between the Sub SPV Seller and Trustee, as amended by the Omnibus Amendment.

“Involuntary Seller Bankruptcy” means, without the consent or acquiescence of any member of the Seller Group, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such member of the Seller Group or, without the consent or acquiescence of any member of the Seller Group, the entering of an order appointing a trustee, custodian, receiver or liquidator of such member of the Seller Group or of all or any substantial part of the property of such member of the Seller Group, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 60 days from entry thereof.

“Knowledge” means, with respect to the Seller Group, the actual knowledge of any of [***] and, for purposes of Section 3.12 and Section 3.14, [***], or any successor to any such individuals holding the same or substantially similar officer positions at the applicable time, after reasonable inquiry by each such individual or officer of each of his or her direct reports.

“License Agreement” means that certain License Agreement, dated as of June 24, 2003, by and between Master SPV Seller (as successor in interest to Zealand) and Licensee (including all annexes, exhibits and schedules thereto), as amended, supplemented and modified to date, including on March 16, 2010, February 7, 2012, July 31, 2013, September 2, 2014 and October 6, 2014.

“Licensed Products” means products known as Adlyxin™/Lyxumia® and Soliqua 100/33/Suliqua™ (and the equivalent product irrespective of trade name) and any other products containing any Compound (alone or in combination with one or more other active ingredients).

“Licensee” means Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH), a company organized under the laws of Germany.

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“Licensee Instruction” means the irrevocable direction to Licensee in the form set forth on Exhibit B.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever; provided, however, that the license granted by Master SPV Seller to Licensee under the License Agreement shall not be included in the definition hereof.

“Limited Partnership Agreement for Sub SPV Seller” means that certain Limited Partnership Agreement for Sub SPV Seller, dated December 11, 2014, by and among Master SPV Seller, Sub SPV Seller and ZP General Partner 2 ApS as the sole general partner of Sub SPV Seller and being a wholly-owned subsidiary of Master SPV Seller.

“Limited Partnership Agreement for Master SPV Seller” means that certain Limited Partnership Agreement for Master SPV Seller, dated December 11, 2014, by and among Master SPV Seller, Zealand and ZP General Partner 1 ApS, as the sole general partner of Master SPV Seller and being a wholly-owned subsidiary of Zealand.

“Listed Patents” has the meaning set forth in Section 3.12(f).

“Loss” means any loss, assessment, award, cause of action, claim, charge, cost, expense (including expenses of investigation and reasonable attorneys’ fees but excluding punitive damages, except to the extent punitive damages are paid to a third party), fine, judgment, liability, obligation, damages or penalty.

“MAR” means Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse (market abuse regulation).

“Master Servicing Agreement” means that certain Zealand/Master SPV Servicing Agreement, dated as of December 11, 2014, between Master SPV Seller and Zealand as amended by the Omnibus Amendment.

“Material Adverse Effect” means any event, circumstance or change that would reasonably be expected to result, individually or in the aggregate, in (a) an adverse effect in any material respect on the value of the  Receivables or the right of Purchaser to receive the Receivables (including, in either case, the timing, amount or duration of the Receivables) or (b) a material adverse effect, in any respect, on (i) the legality, validity or enforceability of any of the Transaction Documents or the License Agreement, (ii) the right or ability of the Sellers (or any permitted assignee) or the Purchaser to perform any of its obligations under any of the Transaction Documents or the License Agreement, in each case to which it is party, or to consummate the transactions contemplated hereunder or thereunder, (iii) the rights or remedies of the Seller Group or the Purchaser under any of the Transaction Documents or the rights or remedies of the Seller Group under the License Agreement, (iv) the Purchased Assets or (v) the Zealand Intellectual Property Rights.

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“Milestone Payments” means all amounts due, paid or payable to the Sellers or any of their Affiliates under Section 5.1(iv)(7) or Section 5.1(iv)(8) of the License Agreement, in each case, with respect to [***].

“Nasdaq Copenhagen” means Nasdaq Copenhagen A/S in Denmark.

“Net Sales” has the meaning set forth in the License Agreement as of the Closing Date.

“New Arrangement” has the meaning set forth in Section 5.6(a).

“Omnibus Amendment” means that certain Omnibus Amendment, dated as of March 15, 2017, by and among Sub SPV Seller, Trustee, Zealand and the Noteholder, currently an affiliate of Athyrium, listed thereto and other related entities.

“Other Depot GLP-1” has the meaning set forth in the License Agreement as of the Closing Date.

“Patent” means any pending or issued patent or continuation, continuation in part, division, reexamination, extension (including Supplemental Protection Certificates) or reissue thereof.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office throughout the world.

“[***]” has the meaning set forth in the [***] Agreement as of the Closing Date.

“[***]” has the meaning set forth in the [***] Agreement as of the Closing Date.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“Proceeds” means (a) any amounts actually recovered by any member of the Seller Group from a Person (other than the Purchaser) as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes relating to, and to the extent involving, the Receivables, and (b) any amounts that are (i) actually recovered by Licensee from a Person and actually paid to the Seller pursuant to Section 13.6 of the License Agreement or (ii) actually recovered by any member of the Seller Group from a Person (less any amounts required to be paid to Licensee pursuant to Section 13.6 of the License Agreement), in each case ((i) and (ii)), as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes related to the Patents included in the Zealand Intellectual Property Rights.

“Purchase and Sale Agreement” has the meaning set forth in the preamble.

“Purchase Price” has the meaning set forth in Section 2.2.

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“Purchased Assets” means, collectively, (a) all of the Receivables and (b) the right to transfer, assign or pledge the foregoing, in whole or in part, and the payments, proceeds and income of and the rights to enforce each of the foregoing.

“Purchaser” has the meaning set forth in the preamble.

“Purchaser Account” has the meaning set forth in Section 5.4(b).

“Purchaser Indemnified Party” has the meaning set forth in Section 7.1.

“Receivables” means (a) the Royalties and the Milestone Payments, (b) all amounts due, paid or payable to the Sellers in lieu of the amounts described in the foregoing clause (a), (c) all amounts due, paid or payable to any member of the Seller Group or any of their respective Affiliates or designees by one or more third party licensees or sublicensees under any New Arrangement, (d) all accounts (as defined under the UCC) evidencing the rights to the payments and amounts described herein, (e) all proceeds (as defined under the UCC) of any of the foregoing, (f) Proceeds, (g) any interest on any such amounts payable to the Sellers pursuant to Section 20.5 of the License Agreement and (h) the right to receive any of the foregoing.

“Regulatory Agency” means a Governmental Authority with responsibility for the approval of the marketing and sale of pharmaceuticals or other regulation of pharmaceuticals in any jurisdiction.

“Regulatory Approvals” means, collectively, all regulatory approvals, registrations, certificates, authorizations, permits and supplements thereto, as well as associated materials (including the product dossier) pursuant to which the Licensed Products may be marketed, sold and distributed in a jurisdiction, issued by the appropriate Regulatory Agency.

“Restrictive Agreements” means the Indenture, the Guarantee, the Elan/Alkermes Agreement and the [***] Agreement.

“Royalties” means all amounts due, paid or payable to the Sellers or any of their Affiliates under Article 6 of the License Agreement with respect to Net Sales of the Licensed Products that occur on or after the Royalties Commencement Date.

“Royalties Commencement Date” means July 1, 2018.

“Sales Report” means the reports required to be delivered by Licensee pursuant to Section 15.2 of the License Agreement on a quarterly and semi-annual basis (as applicable), including all Semi-annual Reports (as defined in the License Agreement).

“SEC” means the U.S. Securities and Exchange Commission.

“Seller Account” has the meaning set forth in Section 5.4(d).

“Seller Group” has the meaning set forth in the preamble.

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“Sellers” has the meaning set forth in the preamble.

“Sellers Indemnified Party” has the meaning set forth in Section 7.2.

“Set-off” means any set-off, off-set, rescission, counterclaim, reduction, deduction or defense, including, with respect to any payment, any set-off, off-set, reduction or deduction in or to such payments; provided that for the avoidance of doubt, excluding any deduction for Taxes, which are covered by Section 5.9(b).

“Shareholders’ Agreement for ZP General Partner 1 ApS” means that certain Shareholders’ Agreement for ZP General Partner 1 ApS, dated December 11, 2014, by and among ZP General Partner 1 ApS and Zealand.

“Shareholders’ Agreement for ZP General Partner 2 ApS” means that certain Shareholders’ Agreement for ZP General Partner 2 ApS, dated December 11, 2014, by and among ZP General Partner 2 ApS and Master SPV Seller.

“Sub Servicing Agreement” means that certain Servicing Agreement, dated as of December 11, 2014, between Sub SPV Seller and Zealand.

“Sublicensee” means any sublicensee of Licensee under the License Agreement.

“Summary Disclosure” has the meaning set forth in Section 3.14(b).

“Taxes” means (a) any federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property, escheat and estimated taxes, customs duties, fees, assessments, special assessments and charges of any kind whatsoever and (b) any interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (a).

“Taxing Authority” means any Governmental Authority responsible for the administration of any Tax.

“Territory” means all countries of the world.

“Transaction Documents” means this Purchase and Sale Agreement, the Transfer and Conveyance and the Licensee Instruction.

“Transfer and Conveyance” means that certain separate transfer and conveyance agreement dated as of the Closing Date executed by each member of the Seller Group and the Purchaser, whereas the Parties agree that the in rem transfer and assignment of the Purchased Assets shall not be effected by virtue of this Purchase and Sale Agreement but by way of such separate transfer and conveyance agreement, substantially in the form of Exhibit A.

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“Trustee” means U.S. Bank National Association.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of any portion thereof granted pursuant to any Transaction Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Purchase and Sale Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“Voluntary Seller Bankruptcy” means (a) an admission in writing by any member of the Seller Group of its inability to pay its debts generally or a general assignment by any member of the Seller Group for the benefit of creditors, (b) the filing of any petition or answer by any member of the Seller Group seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of such member of the Seller Group or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for such member of the Seller Group or for any substantial part of its property or (c) corporate or other action taken by any member of the Seller Group to authorize any of the actions set forth above.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Zealand Intellectual Property Rights” means all intellectual property licensed to Licensee under the License Agreement that pertains to the Licensed Products. The Zealand Intellectual Property Rights as of the Closing Date are listed on Exhibit C1 (patents and patent applications) and Exhibit C2 (know-how).

Section 1.2                                    Rules of Construction.  Unless the context otherwise requires, in this Purchase and Sale Agreement:

(a)          A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP or IFRS, as applicable.

(b)          Unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC.

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(c)           Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders.

(d)          The definitions of terms shall apply equally to the singular and plural forms of the terms defined.

(e)           The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without limitation.”

(f)            The word “or” is not exclusive.

(g)           Unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth herein or in any of the other Transaction Documents) and include any annexes, exhibits and schedules attached thereto.

(h)          References to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement or reenactment thereof or any substitution therefor.

(i)              References to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth herein or in any of the other Transaction Documents (or other document)), and any reference to a Person in a particular capacity excludes such Person in other capacities.

(j)             The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(k)          The words “hereof,” “herein,” “hereunder” and similar terms when used in this Purchase and Sale Agreement or in any of the other Transaction Documents shall refer to this Purchase and Sale Agreement or such Transaction Document as a whole and not to any particular provision hereof, and Article, Section and Exhibit references herein and therein are references to Articles and Sections of, and Exhibits to, this Purchase and Sale Agreement and the relevant Transaction Document unless otherwise specified.

(l)              In the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding.”

(m)      Where any payment is to be made, any funds are to be applied or any calculation is to be made under any of the Transaction Documents on a day that is not a Business Day, unless any Transaction Document otherwise provides, such payment shall be made, such

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funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly, including interest unless otherwise specified.

(n)          Any reference herein to a term that is defined by reference to its meaning in a License Agreement shall refer to such term’s meaning in such License Agreement (including any other defined terms in the License Agreement that are included in such term’s meaning thereunder) as in existence on the date of the relevant Transaction Document (and not to any new, substituted or amended version thereof).

(o)          The provisions of this Purchase and Sale Agreement shall be construed according to their fair meaning and neither for nor against any party irrespective of which party caused such provisions to be drafted. Each party acknowledges that it has been represented by an attorney in the connection with the preparation and execution of this Purchase and Sale Agreement and the other Transaction Documents.

ARTICLE II
PURCHASE AND SALE OF THE PURCHASED ASSETS

Section 2.1                                    Purchase and Sale.

(a)          Subject to the terms and conditions of this Purchase and Sale Agreement, on the Closing Date, each member of the Seller Group hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases, acquires and accepts from each member of the Seller Group, all of each member of the Seller Group’s rights, title and interests in and to the Purchased Assets, free and clear of any and all Liens, other than those Liens created in favor of the Purchaser by the Transaction Documents.

(b)          Each member of the Seller Group and the Purchaser intend and agree that the sale, assignment, transfer and conveyance of the Purchased Assets under this Purchase and Sale Agreement shall be, and are, a true, complete, absolute and irrevocable assignment and sale by each member of the Seller Group to the Purchaser of the Purchased Assets and that such assignment and sale shall provide the Purchaser with the full benefits of ownership of the Purchased Assets.  No member of the Seller Group or the Purchaser intends the transactions contemplated hereby to be, or for any purpose characterized as, a borrowing or loan from the Purchaser to any member of the Seller Group or a financing transaction.  Each member of the Seller Group waives any right to contest or otherwise assert that this Purchase and Sale Agreement does not constitute a true, complete, absolute and irrevocable sale and assignment by each member of the Seller Group to the Purchaser of the Purchased Assets under Applicable Law, which waiver shall be enforceable against each member of the Seller Group in any Voluntary Seller Bankruptcy or Involuntary Seller Bankruptcy.  The sale, assignment, transfer and conveyance of the Purchased Assets shall be reflected on the Seller Group’s financial statements and other records as a sale of assets to the Purchaser (except to the extent IFRS, GAAP or the rules of MAR, Nasdaq Copenhagen or the SEC require otherwise with respect to the Seller Group’s consolidated financial statements).

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(c)           Each member of the Seller Group hereby authorizes the Purchaser to execute, record and file, and consents to the Purchaser executing, recording and filing, at the Purchaser’s sole cost and expense, financing statements in the appropriate filing offices under the UCC (and continuation statements with respect to such financing statements when applicable), and amendments thereto, in such manner and in such jurisdictions as are necessary or appropriate to evidence or perfect the sale, assignment, transfer and conveyance by each member of the Seller Group to the Purchaser, and the purchase, acquisition and acceptance by the Purchaser from each member of the Seller Group, of the Purchased Assets.

(d)          Notwithstanding that each member of the Seller Group and the Purchaser or its designee expressly intend for the sale, assignment, transfer and conveyance of the Purchased Assets to be a true, complete, absolute and irrevocable sale and assignment, in the event that the transfer contemplated by this Purchase and Sale Agreement is held not to be a sale, this Purchase and Sale Agreement shall, to the fullest extent permitted under Applicable Law, constitute a security agreement and each member of the Seller Group does hereby grant with effect as of the Closing Date first priority security interests in and to the Receivables, whether now owned or hereafter acquired or arising, and wherever located, and any proceeds thereof, for the benefit of the Purchaser to secure payment to the Purchaser of amounts equal to the higher of (i) the Receivables as they become due and payable under the License Agreement and (ii) the Purchase Price.

Section 2.2                                    Purchase Price.  In full consideration for the sale, assignment, transfer, and conveyance of the Purchased Assets, and subject to the terms and conditions set forth herein, the Purchaser shall pay (or cause to be paid) (a) to Master SPV Seller on the Closing Date, the sum of $177,325,000, (b) to Sub SPV Seller on the Closing Date, the sum of $841,242.72, (c) to Trustee on behalf of the Sub SPV Seller, an amount equal to $26,593,757.28 in settlement of amounts owed by the Sub SPV Seller to Athyrium in connection with the pay off of obligations under the Indenture and Guarantee and (d) to Athyrium on behalf of the Sub SPV Seller, an amount equal to $240,000 in settlement of amounts owed by the Sub SPV Seller to Athyrium in connection with the pay off of a consent and waiver fee, in immediately available funds by wire transfer to the applicable account as set forth in Section 5.4(d) (the “Purchase Price”).

Section 2.3                                    No Assumed Obligations.  Notwithstanding any provision in this Purchase and Sale Agreement or any other writing to the contrary, the Purchaser is purchasing, acquiring and accepting only the Purchased Assets and is not assuming any liability or obligation of any member of the Seller Group or any of the Seller Group’s Affiliates, of whatever nature, whether presently in existence or arising or asserted hereafter, including any liability or obligation of the Seller Group under the License Agreement or the Restrictive Agreements or relating to Taxes of the Seller Group for any period (or portion thereof) whether arising before or after the Closing Date; provided, however, that for the avoidance of doubt, nothing in this Section 2.3 shall be construed to alter Section 5.9(b).  Except as set forth in the proviso above, all such liabilities and obligations shall be retained by and remain liabilities and obligations of the Seller Group or the Seller Group’s Affiliates, as the case may be (the “Excluded Liabilities and Obligations”).

*** Confidential Treatment Requested ***

Section 2.4                                    Excluded Assets.  The Purchaser does not, by purchase, acquisition or acceptance of the rights, title or interests granted hereunder or otherwise pursuant to any of the Transaction Documents, purchase, acquire or accept any assets of the Seller Group other than the Purchased Assets.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER GROUP

Each member of the Seller Group hereby represents and warrants, jointly and severally to the fullest extent permitted under Applicable Law, to the Purchaser, subject to such exceptions as are specifically disclosed in the disclosure schedule (which disclosure should reference the appropriate section and subsection numbers of this Article III; provided, however, that any disclosures made therein shall apply to any other section or subsection in this Article III without repetition where it is reasonably clear on the face of such disclosure, without any independent knowledge on the part of the reader regarding the matter disclosed, that the disclosure is intended to apply to such other section or subsection), dated as of the date hereof, delivered to the Purchaser by the Seller Group concurrently with the execution of this Purchase and Sale Agreement (the “Disclosure Schedule”), the following representations and warranties as of the date hereof.  For clarity, liability of the Sellers shall be joint and several only to the extent that such Seller would be permitted under Applicable Law to indemnify the Purchaser under Section 7.1 of this Purchase and Sale Agreement in the event of breach by such Seller of any of the following representations and warranties.

Section 3.1                                    Organization.  Each member of the Seller Group is a limited partnership, corporation or public limited company, duly organized, validly existing and in good standing under the laws of Denmark and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business as now conducted.  Each member of the Seller Group is duly qualified to transact business and is in good standing in every jurisdiction in which such qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect).  Zealand is the sole limited partner and the owner of the entire share capital of the Master SPV Seller. Master SPV Seller is the sole limited partner and the owner of the entire share capital of the Sub SPV Seller.

Section 3.2                                    No Conflicts.

(a)          None of the execution and delivery by any member of the Seller Group of any of the Transaction Documents to which the applicable members of the Seller Group is a party, the performance by any member of the Seller Group of the obligations contemplated hereby or thereby or the consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any Person the right to exercise any remedy or obtain any additional rights under, or accelerate

*** Confidential Treatment Requested ***

the maturity or performance of or payment under, in any respect, (A) except as would not result in a Material Adverse Effect, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority, to which any member of the Seller Group or any of their respective assets or properties may be subject or bound, (B) any term or provision of the License Agreement or any Restrictive Agreement; (C) except as would not result in a Material Adverse Effect, any term or provision of any other contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which any member of the Seller Group is a party or by which any member of the Seller Group or any of their respective assets or properties is bound or committed (other than the License Agreement); or (D) any term or provision of any of the organizational documents of any member of the Seller Group; (ii) give rise to any additional right of termination, cancellation or acceleration of any right or obligation of Licensee or any sublicensee under the License Agreement; or (iii) except in favor of the Purchaser as provided in any of the Transaction Documents to which it is party, result in or require the creation or imposition of any Lien on the Licensed Products, the Zealand Intellectual Property Rights or the Purchased Assets.

(b)          No member of the Seller Group has granted any Lien on the Transaction Documents, the License Agreement, the Purchased Assets, the Receivables or the Zealand Intellectual Property Rights.

(c)           Upon the sale, assignment, transfer and conveyance by the Sellers of the Purchased Assets to the Purchaser, there shall not exist any Liens on the Transaction Documents, the License Agreement, the Purchased Assets, the Receivables or the Zealand Intellectual Property Rights.

(d)          The payment by the Purchaser to the Trustee at Closing of the amount set forth in Section 2.2(c) will satisfy in full all amounts owed under the Indenture and the Guarantee, and upon such payment, all Liens and security interests granted, and all obligations, in connection with the transactions contemplated by the Indenture and Guarantee shall automatically and without further action on the part of the Seller Group or any other Person terminate and be released and discharged.

Section 3.3                                    Authorization. Each member of the Seller Group has all powers and authority to execute and deliver, and perform its obligations under, the Transaction Documents to which it is party and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of each of the Transaction Documents to which each member of the Seller Group is party and the performance by each member of the Seller Group of their obligations hereunder and thereunder have been duly authorized by the applicable members of the Seller Group.  Each of the Transaction Documents to which each member of the Seller Group is party has been duly executed and delivered by the applicable member of the Seller Group.  Each of the Transaction Documents to which each member of the Seller Group is party constitutes the legal, valid and binding obligation of the applicable member of the Seller Group, enforceable against each such member in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, and general equitable principles.

*** Confidential Treatment Requested ***

Section 3.4                                    Ownership.

(a)          The Sellers are the exclusive owners of the entire right, title (legal and equitable) and interest in, to and under the Purchased Assets and have good and valid title thereto, free and clear of all Liens. None of the Sellers has sold, assigned, transferred or conveyed the Purchased Assets to any Person other than the Purchaser.  The Sellers have full right to sell, assign, transfer and convey the Purchased Assets to the Purchaser.

(b)          Upon the sale, assignment, transfer and conveyance by the Sellers of the Purchased Assets to the Purchaser, the Purchaser shall acquire good and marketable title to the Purchased Assets free and clear of all Liens, other than Liens in favor of the Purchaser, and Purchaser shall be the exclusive owner of the Purchased Assets.  From and after the Closing, the Purchaser shall have the same rights as the Sellers would have had with respect to the Purchased Assets had the transactions contemplated by the Transaction Documents not been consummated except that, the Purchaser’s rights with respect to the Purchased Assets shall not be subject to any of the Restrictive Agreements or any rights of any counterparty thereto.

Section 3.5                                    Governmental and Third Party Authorizations.  The execution and delivery by each member of the Seller Group of the Transaction Documents to which the applicable member of the Seller Group is a party, the performance by each member of the Seller Group of their respective obligations hereunder and thereunder and the consummation of any of the transactions contemplated hereunder and thereunder (including the sale, assignment, transfer and conveyance of the Purchased Assets to the Purchaser) do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person (each, a “Consent”), except for (a) the Seller Group’s notices to Licensee pursuant to the License Agreement which have been provided to  Licensee no later than [***] days prior to the Closing Date as required under the License Agreement, (b) the filing of UCC financing statements, (c) the filing of a Current Report on Form 6-K with the SEC by Zealand, (d) the publication of a company announcement by Zealand as required by MAR and the rules of Nasdaq Copenhagen, (e) the notice to Licensee contained in the Licensee Instruction and (f) those Consents previously obtained.

Section 3.6                                    No Litigation.  There is no (a) action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the Knowledge of the Seller Group, threatened in respect of the Licensed Products or the Purchased Assets (including the License Agreement), at law or in equity, or (b) inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority pending or, to the Knowledge of the Seller Group, threatened against any member of the Seller Group in respect of the Licensed Products or the Purchased Assets (including the License Agreement).  To the Knowledge of the Seller Group, no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such action, suit, arbitration, claim, investigation, proceeding or inquiry.

*** Confidential Treatment Requested ***

Section 3.7                                    Solvency.  Each member of the Seller Group has determined that, and by virtue of its entering into the transactions contemplated by the Transaction Documents to which such member is party and its authorization, execution and delivery of the Transaction Documents to which such member is party, such member’s incurrence of any liability hereunder or thereunder or contemplated hereby or thereby is in its own best interests.  Upon consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds therefrom, (a) the fair saleable value of the Seller Group’s assets will be greater than the sum of its debts, liabilities and other obligations, including contingent liabilities, (b) the present fair saleable value of the Seller Group’s assets will be greater than the amount that would be required to pay its probable liabilities on its existing debts, liabilities and other obligations, including contingent liabilities, as they become absolute and matured, (c) the Seller Group will be able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they mature, (d) no member of the Seller Group will be rendered insolvent (and will be and remain solvent upon repayment of all obligations under the Restrictive Agreements), will have unreasonably small capital with which to engage in its business and will not be unable to pay its debts as they mature, (e) no member of the Seller Group has incurred, will incur or has any present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured, (f) no member of the Seller Group will have become subject to any Voluntary Seller Bankruptcy or Involuntary Seller Bankruptcy and (g) no member of the Seller Group will have been rendered insolvent within the meaning of Section 17 and Section 18 of the Danish Bankruptcy Act.  No step has been taken or is intended by any member of the Seller Group or, so far as it is aware, any other Person to make any member of the Seller Group subject to a Voluntary Seller Bankruptcy or Involuntary Seller Bankruptcy. No member of the Seller Group   is insolvent or unable generally to pay its debts as they fall due, nor has any member of the Seller Group stopped paying its debts as they fall due, and no proceedings have been initiated or authorized by any member of the Seller Group, or have been initiated or threatened in writing by any other Person, with respect to the liquidation or dissolution of, or the appointment of an administrator in relation to, any member of the Seller Group.

Section 3.8                                    Tax Matters.  No deduction or withholding for or on account of any tax has been made, or to the Knowledge of the Seller Group was required under Applicable Law to be made, from any payment to any member of the Seller Group under the License Agreement. There are no liens for Taxes on any of the Purchased Assets.

Section 3.9                                    SEC Filings. Zealand has fulfilled, in all material respects, its obligations to announce and disclose all required information under MAR and relevant Danish legal requirements. All reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed by Zealand with the SEC since August 2017 (the “Company SEC Documents”) have been filed with the SEC on a timely basis.  As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date hereof, then on the date of such amended or superseding filing): (a) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be); and (b)

*** Confidential Treatment Requested ***

none of the Company SEC Documents contained when filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) any untrue statement of a material fact or omitted, as the case may be, to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 3.10                             No Brokers’ Fees.  The Seller Group has not taken any action that would entitle any person or entity other than Morgan Stanley & Co. LLC, whose fees or commissions will be paid by the Sellers, to any commission or broker’s fee in connection with the transactions contemplated by this Purchase and Sale Agreement.

Section 3.11                             Compliance with Laws.  No member of the Seller Group (a) has violated, is in violation of or has been given written notice that it violated, or, to the Knowledge of the Seller Group, is under investigation with respect to or has not been threatened to be charged with or been given notice of any violation of, any Applicable Law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority or (b) is not subject to any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority, in each case, that would be reasonably expected to result in a Material Adverse Effect.  Each member of the Seller Group is in compliance with the requirements of all Applicable Laws.

Section 3.12                             Intellectual Property Matters. Except as set forth on Schedule 3.12 of the Disclosure Schedule:

(a)          Exhibit C1 sets forth an accurate and complete list of all Zealand Intellectual Property Rights that are patents or patent applications, including all applications or petitions for extension of patent term, supplementary protection certificates or equivalents thereof.  For each item listed on Exhibit C1, the Sellers have indicated (i) the jurisdictions in which such patent or patent application is pending, allowed, granted or issued, (ii) the patent number or patent application serial number, (iii) the expiration date of such issued patent, (iv) the anticipated expiration date of each patent issuing from such pending patent application once issued and (v) the owner of such patent or patent application.

(b)          Master SPV Seller is the exclusive owner of all the rights, title and interests in and to each of the Zealand Intellectual Property Rights. No member of the Seller Group has received written notice that any other Person claims an ownership interest in any of the Zealand Intellectual Property Rights.

(c)           There are no unpaid maintenance or renewal fees payable to any third party that currently are overdue for any of the Zealand Intellectual Property Rights that are Patents (whether granted, issued or pending).  To the Knowledge of the Seller Group, no Zealand Intellectual Property Rights that are Patents have lapsed or been abandoned, cancelled or expired, except as has been determined in the reasonable business judgment of the Seller Group or Licensee and would not result in a Material Adverse Effect.

*** Confidential Treatment Requested ***

(d)          Subsequent to the issuance of any of the Zealand Intellectual Property Rights that are Patents, no member of the Seller Group has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the Zealand Intellectual Property Rights that are Patents. No member of the Seller Group has been or is currently involved in any interference, re-examination or opposition proceedings involving any of the Zealand Intellectual Property Rights that are Patents.

(e)

(i)       There is no opposition, interference, reexamination, injunction, claim, suit, action, subpoena, hearing, inquiry, investigation (by the International Trade Commission or otherwise), complaint, arbitration, mediation, demand, decree or other dispute, disagreement, proceeding or claim (collectively, “Disputes”) pending or, to the Knowledge of the Seller Group, threatened, involving any of the Zealand Intellectual Property Rights that challenges the legality, validity, enforceability, scope, inventorship or ownership of any of the Zealand Intellectual Property Rights.

(ii)    There is no Dispute pending or, to the Knowledge of the Seller Group, threatened, that could give rise to any Set-off against the payment due to the Sellers under the License Agreement for the use of the related Zealand Intellectual Property Rights.

(f)            Exhibit C3 sets forth an accurate and complete list of the patents and patent applications that are Zealand Intellectual Property Rights and that are related to [***], including all applications or petitions for extension of patent term, supplementary protection certificates or equivalents thereof (the “Listed Patents”).  The Listed Patents are Patents under, and as such term is defined in, the License Agreement, and the Listed Patents or counterparts thereto are set forth in Annex 01 of the License Agreement.

(g)           The Listed Patents have been diligently prosecuted in accordance with Applicable Law.  Each individual involved in the filing and prosecution of the Listed Patents has complied in all material respects with all applicable duties of candor and good faith in dealing with the applicable Patent Offices in connection with the filing and prosecution of the Listed Patents (including with respect to any applications or petition for patent term extension).

(h)          (i) No member of the Seller Group has received any claim or notice disputing or threating to dispute the inventorship of any of the Listed Patents or otherwise alleging that any Person who is not named as an inventor on any of the Listed Patents should be so named, and (ii) to the Knowledge of the Seller Group, there is no reasonable basis for such a claim.

(i)              Each of the Listed Patents correctly names all of the inventors thereof, in accordance with Applicable Law.

(j)             To the Knowledge of the Seller Group, the Listed Patents that have been issued or granted by the applicable Patent Office are valid and enforceable.  No member of the Seller Group has received any opinion, whether preliminary in nature or qualified in any manner,

*** Confidential Treatment Requested ***

that concludes that a challenge to the validity or enforceability of any of the Listed Patents is likely to succeed, or that a challenge to the enforceability of any of the Listed Patents may succeed.  There are no unpaid maintenance fees payable to any Governmental Authority that currently are overdue for any of the Listed Patents and no Listed Patents have lapsed or been abandoned, cancelled, disclaimed or expired.

(k)          Other than the application under [***], no application or petition for patent term extension in the United States has been filed by any Person based on the approval of lixisenatide, and [***] has not previously been extended or the subject of an application or petition for patent term extension.

(l)              No member of the Seller Group has and, to the Knowledge of the Seller Group, Licensee has not, received any notice that [***] is not entitled to the full period of patent term extension (or any portion thereof) requested in the [***] application, and the Seller Group is not aware of any facts that would reasonably be expected to support the conclusion that [***] is not entitled to the full period of patent term extension requested.

(m)      Absent the License Agreement, (i) the manufacture, marketing, sale or distribution of the Licensed Products would currently infringe a Valid Claim (as defined in the License Agreement) of [***] and (ii) if the patent term extension requested [***] was awarded as of the Closing Date, then the manufacture, marketing, sale or distribution of the Licensed Products would infringe a Valid Claim (as defined in the License Agreement) of [***] during the extended term.

(n)          Sellers have or have caused applications or petitions for extension of patent term, supplementary protection certificates or equivalents thereof to be timely filed in all jurisdictions where such extensions are available, including in [***].

(o)          Lixisenatide is a Compound under and as such term is defined in the License Agreement and the Licensed Products are Products under and as such term is defined in the License Agreement.

(p)          The Sellers have not received any written notice of any suit or proceeding, investigation or claim by any Person that claims that the manufacture, use, marketing, sale, offer for sale, importation or distribution of any of the Licensed Products, or the practice of the Zealand Intellectual Property Rights, in each case, does or could infringe on any patent or other intellectual property rights of any other Person or constitute misappropriation or other violation of any other Person’s trade secrets or other intellectual property rights, and to the Knowledge of the Seller Group, no such suit, proceeding, investigation or claim has been threatened.

(q)          To the Knowledge of the Seller Group, there is no third party infringing, misappropriating or otherwise violating any Zealand Intellectual Property Rights.  The Seller Group has not received any notice under the License Agreement or otherwise of infringement, misappropriation or other violation of any of the Zealand Intellectual Property Rights.

*** Confidential Treatment Requested ***

Section 3.13                             Regulatory Approval, Manufacturing and Marketing.  To the Knowledge of the Seller Group, Licensee has complied with its obligations to develop the Licensed Products and seek and obtain Regulatory Approval for the Licensed Products to the extent required by the License Agreement.

Section 3.14                             License Agreement.  Except as set forth on Schedule 3.14 of the Disclosure Schedule:

(a)          Other than the Transaction Documents and the License Agreement, there is no contract, agreement or other legally binding arrangement (whether written or oral) to which any member of the Seller Group is a party or by which any of their respective assets or properties is bound or committed (i) that creates a Lien on, affects or otherwise relates to the Purchased Assets or the License Agreement or the calculation of the Receivables or (ii) for which breach, nonperformance, cancellation or failure to renew would be a Material Adverse Effect.

(b)          The Seller Group has provided Purchaser true, correct and complete copies of (i) the License Agreement, (ii) all Sales Reports delivered to any member of the Seller Group by Licensee pursuant to the License Agreement, (iii) all [***] and (iv) all material written notices and correspondence delivered to Licensee by any member of the Seller Group or by Licensee to any member of the Seller Group, in each case, relating to, or involving, the License Agreement, royalties payable pursuant to Section 6.1 thereof or Net Sales of the Licensed Products (including the cumulative Net Sales of each Licensed Product to date); provided that if and to the extent that any portion of any material written notice or correspondence referred to in clause (iv) hereof contains information relating to development and commercialization strategy or activities (such information relating to development and commercialization strategy or activities, “Confidential Activities”) and furnishing the portion of such notice or correspondence relating to Confidential Activities would constitute a breach by the Seller Group of its confidentiality obligations under the License Agreement (a “Confidentiality Breach”), then the Seller Group has provided to the Purchaser Summary Disclosure in writing of such Confidential Activities. “Summary Disclosure” means (A) a written summary of such Confidential Activities or (B) to the extent that providing such a summary would itself constitute a Confidentiality Breach, then a document paraphrasing or otherwise describing the substance of such Confidential Activities to the maximum extent possible without causing a Confidentiality Breach.

(c)           The milestone payments due under Sections 5.1(iv)(7) and 5.1(iv)(8) of the License Agreement have not been paid or become payable. To the Knowledge of the Seller Group, [***].

(d)          The License Agreement is in full force and effect and is the legal, valid and binding obligation of Master SPV Seller and Licensee and any other party thereto, enforceable against Master SPV Seller and Licensee and any other party thereto in accordance with its respective terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, general equitable principles and principles of public policy.  The execution and delivery of, and performance of obligations under, the License Agreement were and are within the powers of the

*** Confidential Treatment Requested ***

Seller Group and, to the Knowledge of the Seller Group, Licensee. The License Agreement was duly authorized by all necessary action on the part of, and validly executed and delivered by, the Seller Group and, to the Knowledge of the Seller Group, Licensee and any other party thereto.  The Seller Group is not in material breach or violation of or in default under the License Agreement. There is no event or circumstance that, upon notice or the passage of time, or both, could constitute or give rise to any breach or default under the License Agreement by the Seller Group or, to the Knowledge of the Seller Group, Licensee or any other party thereto.

(e)           No member of the Seller Group has waived any rights or defaults under the License Agreement or released Licensee or any other party thereto, in whole or in part, from any of its obligations under the License Agreement.  To the Knowledge of the Seller Group, there are no oral waivers or modifications (or pending requests therefor) in respect of the License Agreement.  No member of the Seller Group or Licensee has agreed to amend or waive any provision of the License Agreement, and there is no current proposal to do so.

(f)            To the Knowledge of the Seller Group, no event has occurred that would give the Seller Group or Licensee the right to terminate the License Agreement or cease paying any Receivables thereunder (apart from ordinary termination by Licensee without cause on [***] days’ prior notice as set forth in the License Agreement).  No member of the Seller Group has received any notice of an intention by Licensee to terminate or breach the License Agreement, in whole or in part, no member of the Seller Group has received any notice from any third party (including Licensee) challenging the validity, enforceability or interpretation of the License Agreement or any obligation of Licensee to pay the Receivables under the License Agreement or that the Seller Group or Licensee or any other party thereto is in default of its obligations under the License Agreement.  No member of the Seller Group is aware of any default, violation or breach by Licensee under the License Agreement.  The Seller Group has no intention of terminating the License Agreement and has not given Licensee or any other party thereto any notice of termination of the License Agreement, in whole or in part. No member of the Seller Group has received any notice of dispute from Licensee or given notice of any dispute to Licensee, in each case, with respect to the License Agreement.

(g)           Except as provided in the License Agreement, upon the payment by the Purchaser to the Trustee at Closing of the amount set forth in Section 2.2(c), no member of the Seller Group shall be a party to any agreement entitling any other Person to any payments, including by way of Set-off, in respect of the Receivables payable under the License Agreement to the Sellers. Other than the License Agreement, there are no contracts, licenses, indentures, instruments or agreements between any member of the Seller Group and Licensee that would reasonably be expected to result in a Material Adverse Effect.

(h)          Other than with respect to Affiliates of Licensee as set forth in the License Agreement and as set forth in the Restrictive Agreements, no member of the Seller Group has consented to an assignment by Licensee or any other party thereto of any of Licensee’s or such other party’s rights or obligations under the License Agreement, and the Sellers do not have knowledge of any such assignment by Licensee or any other such party.  Except as contemplated by this Purchase and Sale Agreement and the Restrictive Agreements, no member of the Seller

*** Confidential Treatment Requested ***

Group has assigned, in whole or in part, or granted, incurred or suffered to exist any Liens on the License Agreement, the Purchased Assets or any member of the Seller Group’s rights, title or interest in and to the Zealand Intellectual Property Rights.

(i)              There are no compulsory licenses granted or, to the Knowledge of the Seller Group, threatened to be granted with respect to the Zealand Intellectual Property Rights or any Patents (as such term is used in the License Agreement). To the Knowledge of the Seller Group, no event or condition exists that would permit or require Licensee to grant any such compulsory license to any third party.  No member of the Seller Group has received any written notice from or on behalf of Licensee expressing an intention by Licensee to grant any such compulsory license or otherwise Set-off from the Receivables because of any amount owed or claimed owed from any member of the Seller Group to Licensee. Except as expressly provided in the License Agreement, Licensee does not have any express right of Set-off against the Receivables or any other amounts payable to any member of the Seller Group under the License Agreement under any contract.

(j)             None of the members of the Seller Group, Licensee or any other party thereto has made any claim of indemnification under the License Agreement.

(k)          None of the members of the Seller Group, Licensee or any other party thereto has exercised its rights to conduct an audit under the License Agreement.

(l)              To the Knowledge of the Seller Group, the Seller Group has received all amounts owed to it under the License Agreement as of the date hereof, without any adjustments, modifications or Set-offs.

(m)      Licensee has not exercised an option to be granted an exclusive license [***] pursuant to Section 4.1 of the License Agreement. Licensee has not requested that any member of the Seller Group notify Licensee in writing of [***] known to Licensee or provide any scientific information relating thereto, in each case, pursuant to Section 4.2 of the License Agreement.

(n)          To the Knowledge of the Seller Group, Licensee is not developing or commercializing an [***].

(o)          The notice of this transaction, a copy of which was furnished to Purchaser, was provided [***]. Such notice was supplemented on [***], a copy of which supplement was furnished to the Purchaser.

(p)          To the Knowledge of the Seller Group, no audit report (or summary thereof) obtained pursuant to Article 16 of the License Agreement has reported that (i) there has been any underpayment or overpayment under the License Agreement, (ii) the amount of any royalty, milestone or other payment under the License Agreement was the result of an incorrect determination of Net Sales or calculation of such payment under the terms of the License Agreement, (iii) any Sales Report has contained any misstatement, omission, or other inaccuracy

*** Confidential Treatment Requested ***

or (iv) any payment made under the License Agreement has been reduced as a result of any Set-off or license granted to a third party.

Section 3.15                             UCC Matters.  The Master SPV Seller’s exact legal name is “ZP Holding SPV K/S”, and since its formation has been, “ZP Holding SPV K/S.” The Sub SPV Seller’s exact legal name is “ZP SPV 1 K/S,” and since its formation has been “ZP SPV 1 K/S.”  Zealand’s exact legal name is “Zealand Pharma A/S” and since its formation has been “Zealand Pharma A/S.” Each member of the Seller Group’s principal place of business is, and since their formation has been, located in the greater Copenhagen area, Denmark.  Each member of the Seller Group’s jurisdiction of organization is, and since their formation has been, Denmark.  Since their formation, no member of the Seller Group has been the subject of any merger or other corporate or other reorganization in which its identity or status was materially changed, except in each case when it was the surviving or resulting Person.

Section 3.16                             No Subcontractors.  No member of the Seller Group has consented or otherwise provided its approval pursuant to Section 3.2 of the License Agreement with respect to the engagement by Licensee of any Person to market, sell or distribute any Licensed Product in [***].

Section 3.17                             Set-off and Other Sources of Receivables Reduction.  Except as set forth on Schedule 3.17 of the Disclosure Schedule and as provided in the License Agreement, Licensee has no right of Set-off under any contract or other agreement against the Receivables or any other amounts payable to the Sellers under the License Agreement.  Licensee has not exercised, and, to the Knowledge of the Seller Group, Licensee has not had the right to exercise, and no event or condition exists that, upon notice or passage of time or both, would reasonably be expected to permit Licensee to exercise, any Set-off against the Receivables or any other amounts payable to the Sellers under the License Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Sellers as of the date hereof as follows:

Section 4.1                                    Organization.  The Purchaser is an Irish Collective Asset-Management Vehicle duly organized, validly existing and in good standing under the laws of Ireland and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business as now conducted.

Section 4.2                                    No Conflicts.  None of the execution and delivery by the Purchaser of any of the Transaction Documents to which the Purchaser is party, the performance by the Purchaser of the obligations contemplated hereby or thereby or the consummation of the transactions contemplated hereby or thereby will contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or

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both) under, require prepayment under, give any Person the right to exercise any remedy or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any respect, (i) any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Purchaser or any of its assets or properties may be subject or bound, (ii) any term or provision of any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Purchaser is a party or by which the Purchaser is bound or (iii) any term or provision of any of the organizational documents of the Purchaser, except in the case of (i) and (ii) for any such conflict, breach or default that would not, individually or in the aggregate, reasonably be expected to result in (A) a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by the Transaction Documents or perform its obligations under the Transaction Documents and (B) a material adverse effect on (x) the validity or enforceability of the Transaction Documents against the Purchaser or (y) the rights of the Seller Group under the Transaction Documents.

Section 4.3                                    Authorization. The Purchaser has all powers and authority to execute and deliver, and perform its obligations under, the Transaction Documents to which it is party and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of each of the Transaction Documents to which the Purchaser is party and the performance by the Purchaser of its obligations hereunder and thereunder have been duly authorized by the Purchaser.  Each of the Transaction Documents to which the Purchaser is party has been duly executed and delivered by the Purchaser.  Each of the Transaction Documents to which the Purchaser is party constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, general equitable principles and principles of public policy.

Section 4.4                                    Governmental and Third Party Authorizations.  The execution and delivery by the Purchaser of the Transaction Documents to which the Purchaser is party, the performance by the Purchaser of its obligations hereunder and thereunder and the consummation of any of the transactions contemplated hereunder and thereunder do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except as described in Section 3.5.

Section 4.5                                    No Litigation.  There is no (a) action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser, at law or in equity or (b) inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority pending or, to the knowledge of the Purchaser, threatened against the Purchaser, that, in each case, challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Transaction Documents to which the Purchaser is party.

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Section 4.6                                    Access to Information.  The Purchaser acknowledges that it has (a) reviewed the License Agreement and such other documents and information relating to the Zealand Intellectual Property Rights and the Licensed Products and (b) had the opportunity to ask such questions of, and to receive answers from, representatives of the Sellers concerning the License Agreement, the Zealand Intellectual Property Rights and the Licensed Products, in each case, as it deemed necessary to make an informed decision to purchase, acquire and accept the Purchased Assets in accordance with the terms of this Purchase and Sale Agreement.  The Purchaser has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the risks and merits of purchasing, acquiring and accepting the Purchased Assets in accordance with the terms of this Purchase and Sale Agreement.

Section 4.7                                    Funds Available. The Purchaser has sufficient funds on hand to pay the Purchase Price. The Purchaser acknowledges and agrees that its obligations under this Purchase and Sale Agreement are not contingent on obtaining financing.

Section 4.8                                    GLP-1 Receptor Agonist. [***].

ARTICLE V
COVENANTS

The parties hereto covenant and agree as follows:

Section 5.1                                    Books and Records; Notices.

(a)          Promptly (but in no event more than [***] Business Days) after receipt by the Seller Group of notice of or correspondence relating to any action, suit, claim, demand, dispute, investigation, arbitration or other proceeding (commenced or threatened) relating to the transactions contemplated by any Transaction Document, the Purchased Assets or the License Agreement and that could affect the Receivables or any breach, default or termination by any Person under the License Agreement related to or that could affect the Receivables, the Seller Group shall (i) inform the Purchaser in writing of the receipt of such notice or correspondence and the substance thereof and (ii) if such notice or correspondence is in writing, furnish the Purchaser with a copy of such notice or correspondence and any related materials with respect thereto.

(b)          The Seller Group shall keep and maintain, or cause to be kept and maintained, at all times full and accurate books and records adequate to reflect accurately all financial information it has received, and all amounts payable, paid or received under the License Agreement, with respect to the Receivables.

(c)           Promptly (but in no event more than [***] Business Days) following receipt by any member of the Seller Group of any material written notice, certificate, offer, proposal, correspondence, report or other communication relating to the License Agreement, the Receivables, the Zealand Intellectual Property Rights, the Purchased Assets or the Licensed Products (including any Sales Report), the Seller Group shall (i) inform the Purchaser in writing

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of such receipt, (ii) furnish the Purchaser with a copy of any Sales Reports or any notice of default or termination under the License Agreement and (iii) furnish the Purchaser with a copy of any other such notice, certificate, offer, proposal, correspondence, report or other communication; provided that if and to the extent that any portion of any such notice, certificate, offer, proposal, correspondence, report or other communication referred to in clause (iii) hereof contains information relating to Confidential Activities and providing the portion of such notice or correspondence relating to Confidential Activities would constitute a Confidentiality Breach, then the Seller Group shall provide to the Purchaser Summary Disclosure in writing of such Confidential Activities.  In addition, the Seller Group shall promptly provide to the Purchaser any information or correspondence received by any member of the Seller Group concerning [***].

(d)          The Seller Group shall provide the Purchaser with written notice as promptly as practicable (and in any event within [***] Business Days) after obtaining Knowledge of any of the following: (i) the occurrence of a Voluntary Seller Bankruptcy or Involuntary Seller Bankruptcy with respect to any member of the Seller Group; (ii) any breach or default by any member of the Seller Group of or under any covenant, agreement or other provision of any Transaction Document to which a member of the Seller Group is party; (iii) any representation or warranty made by any member of the Seller Group in any of the Transaction Documents or in any certificate delivered to the Purchaser pursuant to this Purchase and Sale Agreement shall prove to be untrue, inaccurate or incomplete in any respect on the date as of which made; or (iv) any change, effect, event, occurrence, state of facts, development or condition that would have a Material Adverse Effect.

(e)           Except for notices and any correspondence required to be given or made by the Seller Group under the License Agreement or by Applicable Law, no member of the Seller Group shall send any written notice or correspondence to Licensee relating to, or involving, the Receivables, Listed Patents or the Licensed Products, in each case, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld or delayed), unless the sending of such notice or correspondence would not reasonably be expected to adversely affect in any material respect the value of the Receivables (including the timing, amount or duration thereof).

(f)            The Seller Group shall notify the Purchaser in writing not less than [***] days prior to any change in, or amendment or alteration of, any member of the Seller Group’s (i) legal name, (ii) form or type of organizational structure or (iii) jurisdiction of organization.

(g)           Subject to applicable confidentiality restrictions and Applicable Laws relating to securities matters (including MAR, the Danish Capital Markets Act, Danish executive orders and the Nasdaq Copenhagen rules for issuers), the Seller Group shall, to the extent permitted under the License Agreement, make available such other information as the Purchaser may, from time to time, reasonably request with respect to (i) the Purchased Assets or (ii) the Receivables.

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Section 5.2                                    Confidentiality; Public Announcement.

(a)          Except as otherwise required by Applicable Law, by the rules and regulations of any relevant securities exchange or trading system or by the FDA or any other relevant Governmental Authority with similar regulatory authority and except as otherwise set forth in this Section 5.2, all Confidential Information, as well as the terms, conditions and provisions of this Purchase and Sale Agreement and any other Transaction Document, (i) shall be kept confidential by the Purchaser using the same degree of care the Purchaser normally uses in protection of its own confidential and proprietary information, but in no case with any less degree than reasonable care, (ii) shall be used by the Purchaser only in connection with this Purchase and Sale Agreement and any other Transaction Document and the transactions contemplated hereby and thereby and shall not be used for the benefit of any third party or for any other purpose, (iii) shall not be disclosed to any third party, copied, reproduced or reduced to writing, and (iv) to the extent such Confidential Information is “Confidential Information” within the meaning of the License Agreement, shall be subject to obligations of confidentiality and restrictions on use equivalent in scope to those set forth in the License Agreement. In addition, except as otherwise required by Applicable Law, by the rules and regulations of any relevant securities exchange or trading system or by the FDA or any other relevant Governmental Authority with similar regulatory authority and except as otherwise set forth in this Section 5.2, each member of the Seller Group shall keep confidential and not disclose to any Person (other than its Affiliates), and shall cause its Affiliates to keep confidential and not disclose to any Person, the terms, conditions, provisions and existence of this Purchase and Sale Agreement and any other Transaction Document. Notwithstanding anything to the contrary set forth in this Purchase and Sale Agreement:

(i)            the Purchaser may disclose such information to its Affiliates and its and its Affiliates’ actual and potential partners, directors, employees, managers, officers, agents, investors and lenders (including any holder of debt securities of the Purchaser and such holder’s advisors, agents and representatives), co-investors, insurers and insurance brokers, underwriters, financing parties, equity holders, brokers, advisors, lawyers, bankers, trustees and representatives on a strictly need to know basis to implement and otherwise further the transactions contemplated by this Purchase and Sale Agreement; provided, that such Persons shall (A) be informed of the confidential nature of such information and shall be directed to keep such information confidential pursuant to obligations of confidentiality and restrictions on use no less onerous than those set out herein and (B) be informed that, to the extent such information constitutes “inside information” (as defined under MAR), they may not trade in Zealand’s securities on the basis of such information; provided, further, that the Purchaser shall be responsible for the compliance with the foregoing obligations of confidentiality and restrictions on use by such Persons; and

(ii)               the Purchaser may disclose Confidential Information in connection with any permitted assignment under Section 9.4, and in accordance with the

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requirements of such section; provided that such information shall be kept confidential pursuant to obligations of confidentiality and restrictions on use no less onerous than those set out herein.

(b)          The Seller Group and the Purchaser acknowledge that, after execution of this Purchase and Sale Agreement, (i) the Seller Group may make a public announcement of the transactions contemplated by the Transaction Documents substantially in the form attached hereto as Exhibit D1 and (ii) the Purchaser may make a public announcement of the transactions contemplated by the Transaction Documents substantially in the form attached hereto as Exhibit D2.  The Seller Group and the Purchaser agree that, after execution of this Purchase and Sale Agreement, public announcements may be issued in the form of one or more company announcements and/or press releases, and in disclosures contained in documents to be filed with or furnished to the SEC, in each case, subject to the Purchaser or the Seller Group, to the extent reasonably practicable, having a reasonable prior opportunity to review such public announcement, and which announcement shall be in a form mutually acceptable to the Purchaser and Zealand, and either party hereto may thereafter disclose any information contained in such company announcements and/or press release or SEC documents at any time without the consent of the other party hereto so long as such information remains true and correct at the time of such subsequent disclosure. For the avoidance of doubt, notwithstanding anything to the contrary set forth in this Purchase and Sale Agreement, each party shall always be entitled, without the prior consent or approval of the other party, to make any company announcement that, in the opinion of its counsel, is required under Applicable Law, including MAR and the rules of Nasdaq Copenhagen, and the other party shall only have a reasonable prior opportunity to review such public announcement to the extent reasonably practicable.

(c)           In the event that the Purchaser is required, in the opinion of its counsel, by Applicable Law or legal or judicial process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to furnish or disclose any portion of the Confidential Information, the Purchaser shall, to the extent reasonably practicable (i) immediately notify the Seller Group in writing of the existence of, and terms and circumstances relating to, such requirement, (ii) fully cooperate with the Seller Group and exercise all commercially reasonable efforts to obtain reliable assurance that such Confidential Information will be accorded confidential treatment, and (iii) disclose such Confidential Information solely to the extent required by such Applicable Law or legal or judicial process; provided that any Confidential Information so disclosed shall still be subject to the restrictions on use set forth in this Section 5.2 and, in any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information in these circumstances. Any disclosure of Confidential Information by the Purchaser in compliance with the provisions of this Section 5.2(c) shall not be a breach of the Purchaser’s obligations under this Section 5.2.

(d)          Effective upon the date hereof, the Confidentiality Agreement shall terminate and be of no further force or effect, and shall be superseded by the provisions of this Section 5.2.

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Section 5.3                                    Best Efforts; Further Assurances.

(a)          Subject to the terms and conditions of this Purchase and Sale Agreement, each party hereto will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under Applicable Laws to consummate and implement the transactions contemplated by the Transaction Documents to which any member of the Seller Group or the Purchaser, as applicable, is party, including to (i) perfect the sale, assignment, transfer and conveyance of the Purchased Assets to the Purchaser pursuant to this Purchase and Sale Agreement, (ii) execute and deliver such other documents, certificates, instruments, agreements and other writings and to take such other actions as may be necessary or desirable, or reasonably requested by the other party hereto, in order to consummate or implement expeditiously the transactions contemplated by any Transaction Document to which any member of the Seller Group or the Purchaser, as applicable, is party (including satisfaction of the closing conditions set forth in Section 6.2 and Section 6.3), (iii) to the extent permissible under Applicable Law, perfect, protect, more fully evidence, vest and maintain in the Purchaser good, valid and marketable rights and interests in and to the Purchased Assets free and clear of all Liens (other than those in favor of the Purchaser pursuant to the Transaction Documents) and (iv) enable the Purchaser to exercise or enforce any of the Purchaser’s rights under any Transaction Document to which any member of the Seller Group or the Purchaser, as applicable, is party, including following the Closing Date.

(b)          The Seller Group and the Purchaser shall cooperate and provide assistance as reasonably requested by the other party hereto, at the expense of such other party hereto (except as otherwise set forth herein), in connection with any litigation, arbitration, investigation or other proceeding (whether threatened, existing, initiated or contemplated prior to, on or after the date hereof) to which the other party hereto, any of its Affiliates or controlling persons or any of their respective officers, directors, equityholders, controlling persons, managers, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interest, in each case relating to any Transaction Document, the Purchased Assets or the transactions described herein or therein but in all cases excluding any litigation brought by the Seller Group (for itself or on behalf of any Sellers Indemnified Party) against the Purchaser or brought by the Purchaser (for itself or on behalf of any Purchaser Indemnified Party) against the Seller Group.

(c)           The Seller Group shall comply with all Applicable Laws with respect to the Transaction Documents to which it is party, the License Agreement, the Purchased Assets and all ancillary agreements related thereto, the violation of which would have a Material Adverse Effect.

(d)          No member of the Seller Group shall enter into any contract, agreement or other legally binding arrangement (whether written or oral), or grant any right to any other Person, in any case that would (i) result in a Material Adverse Effect or (ii) reasonably be expected to conflict with the Transaction Documents or serve or operate to limit or circumscribe any of the Purchaser’s rights under the Transaction Documents (or the Purchaser’s ability to exercise any such rights).

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Section 5.4                                    Payments on Account of the Purchased Assets.

(a)          Notwithstanding the terms of the Licensee Instruction, if Licensee, any Sublicensee or any other Person makes any payment in respect of the Purchased Assets to any member of the Seller Group, then, except as otherwise required under Applicable Law, (i) the portion of such payment that represents Receivables shall be held by such member of the Seller Group having received such amount as nominee for the Purchaser in a segregated account for the benefit of the Purchaser, (ii) no member of the Seller Group having received any portion of such payment shall have any right, title or interest whatsoever in such portion of such payment and shall not create or suffer to exist any Lien thereon; and (iii) such member of the Seller Group having received such portion of such payment promptly, and in any event no later than [***] Business Days following its receipt of such portion of such payment, shall remit or cause to be remitted such portion of such payment to the Purchaser Account pursuant to Section 5.4(b) in the exact form received with all necessary endorsements.

(b)          All payments required to be made by a member of the Seller Group to the Purchaser pursuant to this Purchase and Sale Agreement shall be made by wire transfer of immediately available funds, without Set-off, to the following account (or to such other account as the Purchaser shall notify the Sellers in writing from time to time) (the “Purchaser Account”):

For payments in U.S dollars:

Bank Name: [***]

ABA Number: [***]

Swift: [***]

Account Name: [***]

Account Number: [***]

Ref: [***]

For payments in Euros:

Beneficiary bank: [***]

Beneficiary bank swift: [***]

Intermediary bank: [***]

Intermediary bank swift: [***]

Account #: [***]

Ref: [***]

(c)           If Licensee, any Sublicensee or any other Person makes any payment to the Purchaser that should have rightfully been made to a Seller under the License Agreement, other than a payment in connection with or related to the Receivables, then (i) such payment shall be held by the Purchaser in trust for the benefit of the Seller to whom such payment should rightfully have been made in a segregated account, (ii) the Purchaser shall have no right, title or interest whatsoever in such payment and shall not create or suffer to exist any Lien thereon and (iii) the Purchaser promptly, and in any event no later than [***] Business Days following the receipt by the Purchaser of such payment, shall remit such payment to the applicable Seller

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Account to which such payment should rightfully have been made pursuant to Section 5.4(d) in the exact form received with all necessary endorsements.

(d)          The Purchaser shall make all payments required to be made by it to the Sellers pursuant to this Purchase and Sale Agreement by wire transfer of immediately available funds, without Set-off, to the following account (or to such other account as the Sellers shall notify the Purchaser in writing from time to time) (each, a “Seller Account” and collectively, the “Sellers’ Accounts”):

Payments to Master SPV Seller:

Bank Name: [***]
IBAN #: [***]

SWIFT: [***]
Account Number: [***]
Account Name: [***]
Beneficiary Address: [***]

Payments to Sub SPV Seller:

Bank Name: [***]
IBAN #: [***]

SWIFT: [***]
Account Number: [***]
Account Name: [***]
Address: [***]

Payments to Trustee and Athyrium shall be made to accounts designated by Trustee and Athyrium, respectively, the details of which will be provided to the Purchaser prior to the Closing.

(e)           If Licensee takes any Set-off after the Closing Date against the Purchased Assets ([***]), then the Seller Group shall cause the amount of such Set-off to be paid promptly (but in no event later than [***] Business Days following such Set-off) to the Purchaser Account.

(f)            Promptly following the Closing Date, the Seller Group will (in consultation with the Purchaser) use reasonable efforts to obtain Licensee’s consent to allow the Purchaser to directly invoice (as contemplated by Section 20.4 of the License Agreement) Licensee for payment to the Purchaser of Milestone Payments due and payable under the License Agreement, as well as Royalties due and payable under the License Agreement. Until Licensee so consents, the Purchaser will promptly, upon receipt of (1) the required notice that a milestone event triggering a Milestone Payment has been achieved or (2) a report triggering a payment constituting a Royalty, provide an invoice to the Seller Group suitable for issuance to Licensee and, upon receipt of such invoice from the Purchaser, the Seller Group will promptly (and in any event no later than [***] Business Days) after receipt of such invoice from the Purchaser issue to Licensee an invoice (in the form provided by or otherwise acceptable to the Purchaser) for the

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payment to the Purchaser of the corresponding Milestone Payment or Royalty, as applicable. With respect to Milestone Payments, if:

(i)                        Licensee pays to the Purchaser [***] payable under Section 5.1(iv)(7) of the License Agreement, and the Seller Group subsequently invoices the Purchaser for [***]; or

(ii)                     Licensee pays to the Purchaser [***] payable under Section 5.1(iv)(8) of the License Agreement, and the Seller Group subsequently invoices the Purchaser for [***]; or

(iii)                  Licensee pays to the Seller Group [***] Section 5.1(iv)(7) of the License Agreement; or

(iv)                 Licensee pays to the Seller Group [***] payable under Section 5.1(iv)(8) of the License Agreement; then in each case  of clause (i) and (ii) above, the Purchaser promptly, and in any event no later than [***] following the receipt by the Purchaser of such an invoice from the Seller Group, shall remit [***] to the applicable Seller Account to which such applicable Seller requests pursuant to Section 5.4(d); provided that, the amount to be remitted by the Purchaser under this Section 5.4(f) with respect to all invoices for [***] may not exceed [***] and the amount to be paid by the Purchaser with respect to all invoices for [***] may not exceed [***]; and

in the case of clause (iii) above, the Seller Group promptly, and in any event no later than [***] following its receipt of such payment, shall remit [***] to the Purchaser Account in full satisfaction of all amounts due with respect to the Milestone Payment payable under Section 5.1(iv)(7) of the License Agreement; and

in the case of clause (iv) above, the Seller Group promptly, and in any event no later than [***] following its receipt of such payment, shall remit [***] to the Purchaser Account in full satisfaction of all amounts due with respect to the Milestone Payment payable under Section 5.1(iv)(8) of the License Agreement.

Section 5.5                                    License Agreement.

(a)          Each member of the Seller Group (including through enforcement of the Master Servicing Agreement or the Sub Servicing Agreement) (i) shall perform and comply, or cause to be performed or complied with its duties and obligations under the License Agreement, (ii) shall not breach any of the provisions of the License Agreement in a manner that would reasonably be expected to have a Material Adverse Effect, (iii) shall not without the prior consent of the Purchaser forgive, release or compromise any amount owed to or becoming owing to it under the License Agreement in respect of the Purchased Assets, (iv) shall not without the prior written consent of the Purchaser assign, amend, modify, supplement, restate, waive, cancel or terminate (or consent to any assignment, amendment, modification, supplement, restatement, waiver, cancellation or termination of), in whole or in part, any rights or obligations constituting

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or involving, affecting or relating to the Purchased Assets or any provision of or right under the License Agreement (and shall provide to the Purchaser copies of any final assignment, modification, supplement, restatement, waiver, cancellation or termination of the License Agreement or otherwise related to the Purchased Assets), (v) except pursuant to Section 5.6, shall not without the prior written consent of the Purchaser enter into any new agreement or legally binding arrangement in respect of the Purchased Assets or the License Agreement and (vi) shall not without the prior written consent of the Purchaser waive any obligation of, or grant any consent to, Licensee under, in respect of or related to the Purchased Assets; and (vii) except pursuant to Section 5.6, shall not agree to do any of the foregoing without the prior written consent of the Purchaser. [***].

(b)          No member of the Seller Group shall, without the prior written consent of the Purchaser and except as set forth in Section 5.5(a), grant or withhold any consent, exercise or waive any right or option, fail to exercise any right or option or exercise or fail to exercise any action in respect of, affecting or relating to the Purchased Assets or the License Agreement in any manner that would, in each case, (i) result in a Material Adverse Effect or (ii) conflict with or cause a default under, or breach or termination of, this Purchase and Sale Agreement, any other Transaction Document or the License Agreement.  No member of the Seller Group shall, without the prior written consent of the Purchaser, consent to an assignment by Licensee of any of Licensee’s rights or obligations under the License Agreement (except as otherwise permitted therein or in accordance with Applicable Law). In addition, no member of the Seller Group shall enter into any contract, agreement or other arrangement, or exercise any of its rights under the License Agreement in any manner, that would reasonably be expected to conflict with the Transaction Documents or the Licensee Instruction or serve or operate to limit or circumscribe any of the Purchaser’s rights under the Transaction Documents or the Licensee Instruction (or the Purchaser’s ability to exercise any such right).

(c)           Promptly after (i) receiving notice from Licensee or any other Person (A) terminating the License Agreement (in whole or with respect to the Licensed Products or a termination that could adversely affect the Receivables), (B) alleging any breach of or default under the License Agreement by any member of the Seller Group or (C) asserting the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under the License Agreement by the Seller Group or the right to terminate the License Agreement (in whole or with respect to the Licensed Products or a termination that could adversely affect the Receivables) by Licensee or any other Person or (ii) any member of the Seller Group otherwise has knowledge of any fact, circumstance or event that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under the License Agreement by any member of the Seller Group or give the right to terminate the License Agreement (in whole or with respect to the Licensed Products or a termination that could adversely affect the Receivables) by Licensee or any other Person, in each case, the Seller Group shall (A) promptly (and in any event within [***] Business Days) give a written notice to the Purchaser describing in reasonable detail the relevant breach, default or

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termination event, including a copy of any written notice received from Licensee or the other relevant Person, and, in the case of any breach or default or alleged breach or default by the Seller Group, describing in reasonable detail any corrective action the Seller Group proposes to take, and (B) in the case of any breach or default or alleged breach or default by the Seller Group, use its best efforts to promptly cure such breach or default in consultation with the Purchaser and shall give written notice to the Purchaser upon curing such breach or default; provided, however, that, if the Seller Group fails to promptly cure any such breach or default, the Purchaser shall, to the extent permitted by the License Agreement, be entitled to take any and all actions the Purchaser considers reasonably necessary to promptly cure such breach or default, and the Seller Group shall cooperate with the Purchaser for such purpose and reimburse the Purchaser promptly (but in no event later than [***] Business Days) following demand for all costs and expenses incurred in connection therewith.

(d)          Promptly after any member of the Seller Group obtains knowledge of a breach of or default under, or an alleged breach of or default under, the License Agreement by Licensee or any other Person (each, a “Defaulting Party”) or of the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under the License Agreement by a Defaulting Party or the right to terminate the License Agreement (in whole or with respect to the Licensed Products or a termination that could adversely affect the Receivables) by any member of the Seller Group, in each case, the Seller Group shall (i) promptly (but in any event within [***] Business Days) give a written notice to the Purchaser describing in reasonable detail the relevant breach, default or termination event and (ii) proceed in consultation with the Purchaser. The Seller Group may, and if requested by the Purchaser shall, take such commercially reasonable actions (including commencing legal action against the Defaulting Party and the selection of legal counsel reasonably satisfactory to the Purchaser) to enforce compliance by the Defaulting Party with the relevant provisions of the License Agreement and to exercise any or all of the Purchaser’s or any member of the Seller Group’s rights and remedies, whether under the License Agreement or by operation of law, with respect thereto.  In connection with any enforcement of Licensee’s obligations under the License Agreement pursuant to this Section 5.5, the applicable member of the Seller Group shall employ such counsel as the Purchaser shall recommend for such purpose (as long as such counsel is reasonably acceptable to the Seller Group). To the extent permitted under the License Agreement, the Purchaser shall have the right, at its sole expense, to participate in and control, with counsel appointed by it, any meeting, discussion, action, suit or other proceeding relating to any such breach, default or termination event or alleged breach, default or termination event, including any counterclaim, settlement discussions or meetings; provided, that the fees and expenses of the Purchaser’s counsel in connection therewith shall be borne by the Seller Group if such breach, default or termination event or alleged breach, default or termination event results from, or is caused by, directly or indirectly, a breach or default by any member of the Seller Group.

(e)           The Proceeds of any enforcement of Licensee’s obligations under the License Agreement pursuant to this Section 5.5, less reasonable, documented out of pocket costs incurred

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by any member of the Seller Group in connection with any such enforcement, to the extent not reimbursed or payable by any other Person, shall be promptly (and in any event no later than five Business Days) paid to the Purchaser.  For clarity, the Purchaser shall not be required to reimburse any member of the Seller Group for any costs or expenses incurred by the Seller Group in connection with resolving a dispute under the License Agreement resulting from or caused by a breach or default by any member of the Seller Group.

(f)            Without limiting the rights and obligations of the parties set forth in this Section 5.5, the Seller Group shall take (and refrain from taking) any and all actions reasonably requested by the Purchaser in writing (i) in connection with any breach or default, alleged breach or default, assignment, amendment, modification, supplement, restatement, waiver, cancellation or termination of the License Agreement, (ii) otherwise related to the Purchased Assets or the Receivables (including any new agreement or legally binding arrangement related thereto) or (iii) related to any dispute with respect to, or enforcement of the License Agreement.

(g)           The Seller Group shall, subject to Applicable Law and the provisions of the License Agreement and any rights of Licensee thereunder, (i) take any and all actions, and prepare, execute, deliver and file any and all agreements, documents and instruments, that are reasonably necessary or desirable to diligently preserve and maintain the Zealand Intellectual Property Rights, including payment of maintenance fees or annuities, at the sole expense of the Seller Group (which expenses may be reimbursable to the Sellers by Licensee under the License Agreement), (ii) diligently prosecute and maintain the Zealand Intellectual Property Rights, including pursuing and perfecting any available extensions thereof (including appealing any adverse determination or defending against any challenge thereto) and (iii) diligently defend (and enforce), in consultation with Purchaser, the Zealand Intellectual Property Rights against infringement or interference by any other Person, and against any claims of invalidity or unenforceability, in any jurisdiction (including by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a third party for declaratory judgment of non-infringement or non-interference); provided that [***]. For clarity, the Purchaser shall not be required to reimburse any member of the Seller Group for any costs or expenses incurred by the Seller Group in connection with enforcing any of the Purchaser’s rights relating to the Purchased Assets resulting from or caused by a breach or default by any member of the Seller Group under the License Agreement. Without limiting the Seller Group’s obligations under the foregoing clause (iii), if such an action is not initiated by Licensee within sixty (60) days after receipt of written notice thereof, then upon the Purchaser’s request in writing, the Seller Group will exercise its rights under Section 13.6 of the License Agreement to initiate an action against interference or infringement by any other Person of the Zealand Intellectual Property Rights. The Seller Group (including through enforcement of the Master Servicing Agreement or the Sub Servicing Agreement) shall not disclaim or abandon, or fail to take any action necessary or desirable to prevent the disclaimer or abandonment of, any Zealand Intellectual Property Rights or if so doing would have a Material Adverse Effect.

(h)          Without limiting the rights of the Purchaser or obligations of the Seller Group, in each case, under Section 5.1(c), Section 5.5(g) or Section 5.5(k), the Seller Group shall

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promptly provide to the Purchaser copies of (i) all correspondence regarding, or filings or other submissions to be made with respect to, any Patents included in the Zealand Intellectual Property Rights (including any available extensions thereof), in each case, reasonably in advance of providing any such correspondence, filings or other submissions to Licensee or any Patent Office or other Governmental Authority so as to allow the Purchaser to review and comment thereon, and (ii) any correspondence or filings related to the Patents within the Zealand Intellectual Property Rights (including any available extension thereof) received by the Seller Group, including from Licensee or any Patent Office or other Governmental Authority. The Seller Group and its counsel shall give reasonable consideration to the views of the Purchaser and its counsel with respect to any such correspondence, filings and other submissions, and shall take (or refrain from taking) such actions with respect thereto as the Purchaser reasonably requests.

(i)              No member of the Seller Group shall dispose of or encumber the Zealand Intellectual Property Rights (in whole or in part) or any other assets affecting or relating to the Receivables (or any rights relating thereto), other than as expressly provided in the License Agreement, and shall enforce the Master Servicing Agreement or the Sub Servicing Agreement (as applicable) to such effect.

(j)             The Seller Group shall make available, or cause to be made available, its relevant records and personnel to the Purchaser in connection with any prosecution of litigation by the Seller Group or the Purchaser against any party to the License Agreement to enforce any of the Purchaser’s rights relating to the Purchased Assets, and provide reasonable assistance and authority to file and bring the litigation, including, if required to bring the litigation, being joined as a party plaintiff; provided that [***]. For clarity, the Purchaser shall not be required to reimburse any member of the Seller Group for any costs or expenses incurred by the Seller Group in connection with enforcing any of the Purchaser’s rights relating to the Purchased Assets resulting from or caused by a breach or default by any member of the Seller Group under the License Agreement.

(k)          [***]. In furtherance of the foregoing, the Seller Group will provide the Purchaser with such information with respect to the filing, prosecution, maintenance, enforcement and defense of such Zealand Intellectual Property Rights as the Purchaser may, from time to time, request. No member of the Seller Group shall knowingly take any actions with respect to the filing, prosecution, maintenance, enforcement and defense of the Zealand Intellectual Property Rights, or fail to take any action with respect to the filing, prosecution, maintenance, enforcement or defense of the Zealand Intellectual Property Rights requested by the Purchaser and its counsel, that would reasonably be expected to result in a Material Adverse effect.

Section 5.6                                    Termination of the License Agreement; Mergers, Consolidations and Asset Sales Involving Licensee.

(a)          Promptly, and in any event within [***] Business Days, following any member of the Seller Group becoming aware of the occurrence of any event that gives rise to a right on the part of the Seller Group to terminate the License Agreement, the Seller Group shall

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provide notice of such occurrence to the Purchaser and consult with the Purchaser in determining whether or not to exercise the Seller Group’s right to terminate the License Agreement.  In any event, the Seller Group shall not exercise its right to terminate the License Agreement, or agree with Licensee to terminate the License Agreement, except with the prior written consent of the Purchaser. Without limiting the provisions of Section 5.5 or the foregoing sentence, if Licensee or any member of the Seller Group terminates or provides written notice of termination of the License Agreement (in whole or with respect to the Licensed Products or a termination that could adversely affect the Receivables), or the License Agreement otherwise terminates (in whole or with respect to the Licensed Products or a termination that could adversely affect the Receivables), then, to the extent permitted by the survival provisions of the License Agreement, the Seller Group shall diligently pursue the negotiation of and entry into a license of the Zealand Intellectual Property Rights relating to the Purchased Assets, which shall include terms no less favorable to the Seller Group than those contained in the License Agreement with respect to obligations and costs imposed on the Seller Group, disclaimers of the Seller Group’s liability, intellectual property ownership and control, commercialization diligence and indemnification of the Seller Group (any such license, a “New Arrangement”). Purchaser shall provide assistance to and cooperate with the Seller Group, at the Purchaser’s cost and expense (including the Purchaser’s payment of the Seller Group’s reasonable attorneys’ fees, if any, in connection therewith), in such efforts as the Seller Group shall undertake in connection with the negotiation of a license of the Patents relating to the Purchased Assets (including in the Zealand Intellectual Property Rights). Should the Purchaser identify any New Arrangement, the Seller Group agrees to pursue the negotiation of and entry into a new license agreement effecting such New Arrangement that satisfies the foregoing requirements promptly upon the written request of the Purchaser.  In the event the Seller Group enters into a New Arrangement, the Seller Group agrees to comply in all material respects with the provisions of this Purchase and Sale Agreement in connection with the New Arrangement and references in this Purchase and Sale Agreement to the Purchased Assets and the License Agreement shall be deemed to be references to any new purchased asset and the new license agreement constructed under the New Arrangement, and references to Licensee shall be deemed to be references to the other party to such new license agreement and that other party’s Affiliates and sublicensees.  Such New Arrangement shall also provide, for no additional consideration from the Purchaser, that (i) the Purchaser shall have the same rights as those acquired under the applicable License Agreement pursuant to this Purchase and Sale Agreement and (ii) all payments and other consideration (including any upfront fees) thereunder (to the extent that such payments or other consideration would have constituted Receivables under the applicable License Agreement) be made by the other party to such New Arrangement directly to the Purchaser. Lastly, in such event, and without limiting the generality of the foregoing, the parties hereto agree that Section 2.1(b), Section 2.1(c) and Section 2.1(d) shall apply with respect to the New Arrangement, and each member of the Seller Group will promptly and no later than with effect as of the date of such New Arrangement do all such acts and execute all such documents as the Purchaser may reasonably specify (and in such form as the Purchaser may reasonably require) to perfect the sale of Receivables under this Purchase and Sale Agreement in respect of such New Arrangement.

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(b)          If there occurs a merger, amalgamation or consolidation of the Sellers or the Seller Group, on the one hand, and Licensee or any of its Affiliates, on the other hand, a sale or other transfer of all or substantially all of the Sellers’ assets to Licensee or a sale or assignment of the License Agreement or the Zealand Intellectual Property Rights by the Sellers to Licensee (in each case affecting or relating to the Receivables or any rights relating thereto), and in any such case the License Agreement is terminated (or payments constituting Royalties and Milestone Payments under the License Agreement cease to be paid) in connection therewith, the Sellers (or their successors) shall pay to the Purchaser royalties on Net Sales of the Licensed Products and payments constituting Milestone Payments (if achieved) for the term of the License Agreement on the same basis as if the License Agreement had continued and the Purchaser’s rights with respect to the Purchased Assets and the covenants of the Sellers under this Purchase and Sale Agreement shall continue to apply on the same basis as if the License Agreement was in place between the Seller Group and Licensee.

Section 5.7                                    Acknowledgement. Without limiting any of the representations, warranties, covenants or assurances set forth in this Purchase and Sale Agreement, the parties acknowledge that pursuant to the License Agreement, Licensee is responsible for the manufacturing, marketing, sales and distribution of the Licensed Products, and, therefore, the Seller Group does not provide any representations, warranties, covenants or assurances hereunder with respect to changes in the Receivables as a result of Licensee’s (a) changes in the prioritization of the Licensed Products in the Territory, (b) reallocation of resources relating to the Licensed Products in the Territory or (c) failure to devote sufficient time and resources or slow down or changes in strategies for the marketing of the Licensed Products. The parties acknowledge that no member of the Seller Group is or will be responsible or liable for the insolvency or other lack of creditworthiness of Licensee.

Section 5.8                                    Audits.  The Sellers shall, solely upon the written request of the Purchaser (but not more frequently than once per calendar year), cause an audit of Licensee’s books and records to be conducted pursuant to, and in accordance with, the License Agreement.  For the purposes of exercising the Purchaser’s rights pursuant to this Section 5.8, the Sellers shall select such public accounting firm as the Purchaser shall recommend for such purpose (as long as such independent, certified public accountant is reasonably acceptable to the Seller) and  such accountant shall be engaged on terms that are reasonably acceptable to the Purchaser.  The Sellers and the Purchaser agree that [***] will bear all of the expenses of any audit carried out for the benefit of the Purchaser that would otherwise be borne by the Sellers pursuant to the License Agreement, including such fees and expenses of such public accounting firm as are to be borne by the Seller pursuant to the License Agreement. [***]. The Purchaser shall have the right to require the Sellers, in writing, at the expense and direction of [***] to exercise the Sellers’ rights under the License Agreement to cause Licensee to cure such discrepancy discovered by such audit in accordance with the License Agreement.  If, following the completion of such audit, Licensee reimburses the Seller for the costs of such audit pursuant to 16.1 of the License Agreement, the Seller shall promptly (and in any event within [***] Business Days) following receipt by the Seller of such reimbursement remit a portion of the amount of such reimbursement

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to the Purchaser that corresponds to the amount of the expenses of such audit that was borne by the Purchaser pursuant to the third sentence of this Section 5.8.

Section 5.9                                    Tax Matters.

(a)          Notwithstanding the accounting treatment thereof, for U.S. federal, state and local tax purposes, the Seller Group and the Purchaser shall, to the extent permissible under Applicable Law, treat the transactions contemplated by the Transaction Documents as a sale.

(b)          All payments to the Purchaser or Seller Group under this Purchase and Sale Agreement shall be made without any deduction or withholding for or on account of any Tax except as required by Applicable Law. Notwithstanding anything to the contrary, to the extent any Tax or other amount is required under Applicable Law to be withheld or deducted from a payment made pursuant to this Purchase and Sale Agreement or the License Agreement, such withheld amount shall for all purposes of this Purchase and Sale Agreement or the License Agreement be treated as received by Seller Group or Purchaser as applicable.  Neither party shall have any obligation to gross-up or otherwise pay the other party any amounts with respect to such withholding or deduction under this Purchase and Sale Agreement or under the License Agreement.  If any withholding or deduction or value added tax is required in connection with a payment made pursuant to this Purchase and Sale Agreement or the License Agreement, Seller Group and Purchaser shall take commercially reasonable measures and cooperate to obtain any available reduction or exemption from, or refund of, such tax.

(c)           The parties hereto agree not to take any position that is inconsistent with the provisions of this Section 5.9 on any tax return or in any audit or other administrative or judicial proceeding unless (i) the other party hereto has consented to such actions or (ii) required by Applicable Law (including good faith resolution of a tax audit).  If there is an inquiry by any Governmental Authority of either of the Sellers or the Purchaser related to this Section 5.9, the parties hereto shall cooperate with each other in responding to such inquiry in a reasonable manner consistent with this Section 5.9.

Section 5.10                             Existence.  Subject to Applicable Law, Zealand and each other member of the Seller Group shall and Zealand shall cause each other member of the Seller Group to (a) preserve and maintain its existence, (b) preserve and maintain its rights, franchises and privileges unless failure to do any of the foregoing would not result in a Material Adverse Effect, (c) qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such qualifications would result in a Material Adverse Effect, including appointing and employing such agents or attorneys in each jurisdiction where it shall be necessary to take action under this Purchase and Sale Agreement, (d) comply with its organizational documents and all other written agreements between Zealand  and any other Seller with respect to the relationship between Zealand and each Seller and the operation, servicing and control of the Sellers by Zealand and (e) until the Amended SPV Documents, in the forms substantially agreed to by the parties pursuant to Section 6.2(h), are duly executed by the applicable parties thereto, comply with the covenants on Exhibit I and, thereafter, comply with the Amended SPV Documents. Zealand shall remain the sole limited partner and the owner of the entire share

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capital of the Master SPV Seller and Master SPV Seller shall remain the sole limited partner and the owner of the entire share capital of the Sub SPV Seller. Notwithstanding the foregoing, nothing in this Section 5.10 shall prevent Zealand from entering into and consummating a change of control through merger, consolidation, demerger, sale of all or substantially all of its assets or liquidation proposed and adopted by its shareholders; provided that (i) in connection with any such transaction Zealand complies with Section 5.6(b) and Section 9.4 of this Purchase and Sale Agreement and (ii) no such transaction shall alter the obligations of the other members of the Seller Group under this Section 5.10.

Section 5.11                             GLP-1 Receptor Agonist. [***].

Section 5.12                             Reasonable Efforts and Judgment.  It is understood and agreed that, in determining whether the Seller Group’s efforts or judgments are “reasonable” (or “commercially reasonable”) with respect to any covenant that specifically references such term in this Article V, the Seller Group shall be deemed to be acting or making a judgment in a reasonable (or commercially reasonable) manner if the applicable member of the Seller Group would reasonably be expected to act in the same manner if such member had retained its applicable right, title and interest in and to the Receivables and the Proceeds.

Section 5.13                             Purchaser’s Consent Rights.  It is understood and agreed that, in determining whether the Purchaser would be reasonable in withholding its consent to a proposed action under this Purchase and Sale Agreement, the Purchaser shall be deemed to be acting reasonably in withholding its consent if (a) the Purchaser would reasonably be expected to suffer adverse economic consequences as a result of the action to which its consent is sought and (b) the Purchaser is not offered reasonable compensation in respect thereof.

ARTICLE VI
THE CLOSING

Section 6.1                                    Closing.  The closing of the transactions contemplated hereby (the “Closing”) shall take place on September 17, 2018, or if later, one Business Day after the satisfaction or waiver of each of the conditions set forth in Section 6.2 and Section 6.3 (other than those conditions that can be satisfied only at the Closing, but subject to the satisfaction or waiver of such conditions at Closing)  (the “Closing Date”) at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, or such other place as the parties hereto mutually agree. Subject to the provisions of Article VIII, the failure to consummate the Closing on the date and time determined pursuant to this Section 6.1 shall not result in the termination of this Purchase and Sale Agreement and shall not relieve any party to this Purchase and Sale Agreement of any obligation under this Purchase and Sale Agreement.

Section 6.2                                    Conditions to the Obligations of the Purchaser at the Closing. The obligations of the Purchaser to consummate the transactions contemplated under the Transaction

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Documents is subject to the fulfillment, or, to the extent permitted by Applicable Law, waiver by the Purchaser, of each of the following conditions:

(a)          The representations and warranties of the Seller Group contained in this Purchase and Sale Agreement (i) that are not qualified by materiality, Material Adverse Effect, substantial compliance or a similar materiality qualifier will be true and correct in all material respects both when made and at the Closing with the same force and effect as if made as of the Closing Date and (ii) that are qualified by materiality, Material Adverse Effect, substantial compliance or a similar materiality qualifier will be true and correct in all respects both when made and at the Closing with the same force and effect as if made as of the Closing Date.

(b)          Each member of the Seller Group will have performed and complied with in all material respects with all agreements, obligations and covenants contained in this Purchase and Sale Agreement that are required to be performed or complied with by them at or prior to the Closing.

(c)           The Seller Group shall have delivered to the Purchaser the following:

(i)                  a certificate of executive officers of each member of the Seller Group (the statements made in which shall be true and correct on and as of the Closing Date): (A) attaching copies, certified by such officer as true and complete, of (1) the organizational documents of each member of the Seller Group and (2) resolutions of the governing body of each member of the Seller Group authorizing and approving the execution, delivery and performance by each member of the Seller Group of the Transaction Documents and the transactions contemplated herein and therein; (B) setting forth the incumbency of the officer or officers of each member of the Seller Group who has executed and delivered the Transaction Documents, including therein a signature specimen of each such officer or officers; and (C) attaching a copy, certified by such officers as true and complete, of a good standing certificate of the appropriate Governmental Authority of each of member of the Seller Group’s jurisdiction of organization, stating that each such member are in good standing under the Applicable Laws of such jurisdiction;

(ii)               an opinion of counsel to the Seller Group in the form of Exhibit E as to the due authorization and execution and delivery of each of the Transaction Documents of each applicable member of the Seller Group; and

(iii)            A certificate in the form of Exhibit F, dated as of the Closing Date, signed by the Chief Executive Officer of Zealand certifying as to the conditions set forth in Section 6.2(a), Section 6.2(b), Section 6.2(d) and Section 6.2(f).

(d)          As of the Closing Date, no action, claim, demand, proceeding or investigation will be pending or threatened that seeks a judgment, order, writ, injunction or stipulation of or by any Governmental Authority, nor will there be any such judgment, order, writ, injunction or stipulation  in effect, that (i) would prevent consummation of any of the transactions

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contemplated under the Transaction Documents or (ii) would result in any of the transactions contemplated under the Transaction Documents being rescinded following consummation.

(e)           The Seller Group will have provided evidence, reasonably satisfactory to the Purchaser, that upon payment by the Purchaser to the Trustee at Closing of the amount set forth in Section 2.2(c) all Liens and security interests granted, and all obligations, in connection with the transactions contemplated by the Indenture and the Guarantee shall automatically and without further action on the part of the Seller Group or any other Person terminate and be released and discharged, effective as of the Closing.

(f)            Since the date of this Purchase and Sale Agreement, there will not have occurred or arisen any events, changes, facts, conditions or circumstances, nor will there exist any events, changes, facts, conditions or circumstances, that individually or in the aggregate have resulted in or would reasonably be expected to result in a Material Adverse Effect.

(g)           The Seller Group will have provided to the Purchaser such other certificates, documents and financing statements as the Purchaser may reasonably request, including a financing statement reasonably satisfactory to the Purchaser to create, evidence and perfect the sale, assignment, transfer and conveyance of the Purchased Assets pursuant to Section 2.1, including negative pledge declarations (in Danish: “pantsætningsforbud”) in favor of the Purchaser dated as of the Closing Date and signed by the Master SPV and the Sub SPV in relation to the asset classes in Section 47c(3)(1), Section 47c(3)(7) and Section 47d of the Danish Registration of Property Act.

(h)          The Seller Group and the Purchaser shall have agreed to substantially final forms of amendments to (i) the Limited Partnership Agreement for Sub SPV Seller, (ii) the Articles of Association for Sub SPV Seller, (iii) the Limited Partnership Agreement for Master SPV Seller, (iv) the Articles of Association for Master SPV Seller, (v) the Articles of Association for GP 1, (vi) the Shareholders’ Agreement for ZP General Partner 1 ApS, (vii) the Shareholders’ Agreement for ZP General Partner 2 ApS, (viii) the Master Servicing Agreement and (ix) the Sub Servicing Agreement (collectively, in such substantially final forms agreed to by the Seller Group and the Purchaser, the “Amended SPV Documents”), in each case, incorporating and reflecting the terms, conditions, rights and obligations set forth on Exhibit I (other than with respect to the amendments to the Articles of Association for Sub SPV Seller, the Articles of Association for Master SPV Seller and the amendments to the Articles of Association for GP1,the substantially final forms of each of which are set forth on Exhibit J).

(i)              The Purchaser shall not have received any notice or advice that affects the Purchaser’s intention to pay the Purchase Price at Closing free and clear of any withholding Taxes and free and clear of all transfer, documentary, sales, use, stamp, registration, and other similar Taxes and any conveyance fees or recording charges.

Section 6.3                                    Conditions to the Obligations of the Seller Group at the Closing. The obligations of the Seller Group to consummate the transactions contemplated under the

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Transaction Documents is subject to the fulfillment, or, to the extent permitted by Applicable Law, waiver by the Seller Group, of each of the following conditions:

(a)          The representations and warranties of the Purchaser contained in (a) this Purchase and Sale Agreement (i) that are not qualified by materiality will be true and correct in all material respects both when made and at the Closing with the same force and effect as if made as of the Closing Date and (ii) that are qualified by materiality will be true and correct in all respects both when made and as at the Closing with the same force and effect as if made as of the Closing Date.

(b)          The Purchaser will have performed and complied with in all material respects with all agreements, obligations and covenants contained in this Purchase and Sale Agreement that are required to be performed or complied with by them at or prior to the Closing.

(c)           The Purchaser shall have delivered to the Seller Group a certificate in the form of Exhibit G, dated as of the Closing Date, signed by a duly authorized representative of the Purchaser certifying as to the conditions set forth in Section 6.3(a) and Section 6.3(b).

(d)          No action, claim, demand, proceeding or investigation will be pending or threatened that seeks a judgment, order, writ, injunction or stipulation of or by any Governmental Authority, nor will there be any such judgment, order, writ, injunction or stipulation in effect, that (i) would prevent consummation of any of the transactions contemplated under the Transaction Documents or (ii) result in any of the transactions contemplated under the Transaction Documents being rescinded following consummation.

(e)           The Purchase Price at Closing will be free and clear of any withholding Taxes and free and clear of all transfer, documentary, sales, use, stamp, registration, and other similar Taxes and any conveyance fees or recording charges.

Section 6.4                                    Closing Deliverables of the Seller Group.  At the Closing, the Seller Group shall deliver or cause to be delivered to the Purchaser the following:

(a)          the Transfer and Conveyance executed by each member of the Seller Group; and

(b)          the Licensee Instruction executed by the Sellers.

Section 6.5                                    Closing Deliverables of the Purchaser.  At the Closing, the Purchaser shall deliver or cause to be delivered to the Sellers the following:

(a)          payment of the Purchase Price in accordance with Section 2.2; and

(b)          the Transfer and Conveyance executed by the Purchaser.

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Section 6.6                                    Post-Closing Covenants of the Seller Group. After the Closing, the Seller Group shall deliver or cause to be delivered to the Purchaser the following:

(a)          Receipt.  As soon as practicable after the Closing, the Seller Group shall deliver to the Purchaser a duly executed receipt for the payment of the Purchase Price in the form attached hereto as Exhibit H.

(b)          Promptly (and in any event within [***] Business Days) after the Closing, the Seller Group shall deliver or cause to be delivered to the Purchaser written evidence that the executed Licensee Instruction was delivered to the Licensee.

(c)           Promptly (and in any event within [***] Business Days) after the Closing, the Seller Group shall deliver or cause to be delivered to the Purchaser evidence, reasonably satisfactory to the Purchaser, of pay off, satisfaction, release and termination of any and all obligations under the Indenture and the Guarantee.

(d)          Within [***] after the Closing, the Seller Group shall deliver or cause to be delivered to the Purchaser evidence, reasonably satisfactory to the Purchaser, of pay off, satisfaction, release and termination of any and all obligations under the Elan/Alkermes Agreement and the [***] Agreement.

(e)           The Seller Group will, [***] following the Closing, deliver to Licensee the Licensee Instruction (which provides for acknowledgement by the Licensee) and request Licensee’s acknowledgement thereof. Promptly thereafter, the Seller Group will provide to the Purchaser written evidence of such delivery of the Licensee Instruction to Licensee (such as a transmittal receipt) and the Seller Group’s request for acknowledgement thereof from Licensee. Thereafter, the Seller Group shall use reasonable efforts to obtain a copy of the Licensee Instruction acknowledgement signed by Licensee.  Promptly (and in any event within [***] Business Days) following its receipt of Licensee’s acknowledgement of the Licensee Instruction, the Seller Group shall provide a copy thereof to the Purchaser.

(f)            Promptly (and in any event within [***] Business Days) after the Closing, on-line transcripts from the Danish Personal Register (in Danish: “personbogen”) in respect of Master SPV Seller and Sub SPV Seller, showing the registration of the negative pledges in accordance with the negative pledge declarations delivered under Section 6.2(g).

(g)           The Seller Group shall use commercially reasonable efforts to obtain Licensee’s approval for the Seller Group to enter into the Amended SPV Documents (other than the Articles of Association for Sub SPV Seller, with respect to the amendment of which Licensee’s approval will not be required and instead which will each be amended in accordance with Section 6.6(h)). If the Seller Group obtains such approval, then the Seller Group shall promptly (and in any event within [***] Business Days) provide to the Purchaser copies of the applicable executed Amended SPV Documents.

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(h)          Within [***] Business Days of the Closing, the Seller Group shall cause the amendments to the Articles of Association for Sub SPV Seller in substantially the forms set forth on Exhibit J to be approved by an extraordinary general meeting of Sub SPV Seller, and promptly thereafter cause the resolutions passed to be filed and (as soon as practically possible) registered with the Danish Business Authority (Erhvervsstyrelsen). If the Seller Group obtains the consent of Licensee as provided in Section 6.6(g) above, then, promptly (and in any event within [***] Business Days after receipt of such consent), the Seller Group shall cause the amendments to the Articles of Association for Master SPV Seller and the Articles of Association for GP1, in each case, in substantially the forms set forth on Exhibit J to be approved by an extraordinary general meeting of Master SPV Seller and an extraordinary meeting of ZP General Partner 1 ApS, respectively, and promptly thereafter cause the resolutions passed to be filed and (as soon as practically possible) registered with the Danish Business Authority (Erhvervsstyrelsen). If, notwithstanding the Seller Group’s use of commercially reasonable efforts to obtain Licensee’s approval of the amendments to the Articles of Association for Master SPV Seller and the Articles of Association for GP 1 in accordance with Section 6.6(g), the Seller Group is unable to obtain such consent, then, upon the Purchaser’s request, the Seller Group shall promptly (and in any event within [***] Business Days after receipt of such request) cause the amendments to the Articles of Association for Master SPV Seller and the Articles of Association for GP1 to be approved by an extraordinary general meeting of Master SPV Seller and an extraordinary meeting of ZP General Partner 1 ApS, respectively, in each case, in substantially the forms set forth on Exhibit J (but without the clauses [***]), and promptly thereafter cause the resolutions passed to be filed and (as soon as practically possible) registered with the Danish Business Authority (Erhvervsstyrelsen).Where the Seller Group is unable to obtain Licensee’s approval to the amendments of such articles of association, in addition to the obligations set forth in the immediately preceding sentence, the Seller Group shall work in good faith and take such additional actions and execute such additional documents as the Purchaser may request in order to provide the Purchaser additional protection to address the risk of a potential bankruptcy of any member of the Seller Group.

ARTICLE VII
INDEMNIFICATION

Section 7.1                                    Indemnification by the Sellers. Each member of the Seller Group agrees to, jointly and severally to the fullest extent permitted by Applicable Law, indemnify and hold each of the Purchaser and its Affiliates and any and all of their respective partners, directors, managers, members, officers, employees, agents and controlling persons (each, a “Purchaser Indemnified Party”) harmless from and against, and to pay to each Purchaser Indemnified Party the amount of, any and all Losses incurred or suffered by such Purchaser Indemnified Party arising out of (a) any breach of any representation, warranty or certification made by any member of the Seller Group in any of the Transaction Documents or certificates given by any member of the Seller Group to the Purchaser in writing pursuant hereto and thereto, (b) any breach of or default under any covenant or agreement by any member of the Seller Group to the Purchaser under any Transaction Document or under the License Agreement, (c) any claim by or conflict with any Person in connection with, relating to or arising out of any of the Restricted

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Agreements or any of the transactions contemplated thereunder, (d) any Excluded Liabilities and Obligations and (e) any fees, expenses, costs, liabilities or other amounts incurred or owed by any member of the Seller Group to any brokers, financial advisors or comparable other Persons retained or employed by it in connection with the transactions contemplated by this Purchase and Sale Agreement; provided, however, that the foregoing shall exclude any indemnification to any Purchaser Indemnified Party that results from the bad faith, gross negligence or willful misconduct of any Purchaser Indemnified Party. Any amounts due to any Purchaser Indemnified Party hereunder shall be payable by the Seller Group to such Purchaser Indemnified Party upon demand. Notwithstanding the foregoing, as limited by Applicable Law, (i) Sub SPV Seller shall have no obligations under this Section 7.1 to indemnify and hold harmless any Purchaser Indemnified Party for Losses arising out of any action by another member of the Seller Group and (ii) Master SPV Seller shall have no obligations under this Section 7.1 to indemnify and hold harmless any Purchaser Indemnified Party for Losses arising out of any action by Zealand.

Section 7.2                                    Indemnification by the Purchaser.  The Purchaser agrees to indemnify and hold each member of the Seller Group and its Affiliates and any and all of their respective partners, directors, managers, members, officers, employees, agents and controlling Persons (each, a “Sellers Indemnified Party”) harmless from and against, and will pay to each Sellers Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Sellers Indemnified Party, whether or not involving a third party claim, demand, action or proceeding, arising out of: (a) any breach of any representation, warranty or certification made by the Purchaser in any of the Transaction Documents or certificates given by the Purchaser in writing pursuant hereto or thereto, (b) any breach of or default under any covenant or agreement by the Purchaser pursuant to any Transaction Document, (c) any actions requested in writing by the Purchaser pursuant to Section 5.5(f) and (d) any fees, expenses, costs, liabilities or other amounts incurred or owed by the Purchaser to any brokers, financial advisors or comparable other Persons retained or employed by it in connection with the transactions contemplated by this Purchase and Sale Agreement; provided, however, that the foregoing shall exclude any indemnification to any Sellers Indemnified Party that results from the bad faith, gross negligence or willful misconduct of any Sellers Indemnified Party. Any amounts due to any Sellers Indemnified Party hereunder shall be payable by the Purchaser to such Sellers Indemnified Party upon demand.

Section 7.3                                    Procedures.  If any claim, demand, action or proceeding (including any investigation by any Governmental Authority) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to Section 7.1 or Section 7.2, the indemnified party shall, promptly after receipt of notice of the commencement of any such claim, demand, action or proceeding, notify the indemnifying party in writing of the commencement of such claim, demand, action or proceeding, enclosing a copy of all papers served, if any; provided, that the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under Section 7.1 or Section 7.2 unless, and only to the extent that, the indemnifying party is actually prejudiced by such omission.  In the event that any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof in

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accordance with this Section 7.3, the indemnifying party will be entitled, at the indemnifying party’s sole cost and expense, to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Article VII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than as provided below.  In any such proceeding, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (b) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (c) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of counsel to the indemnified party.  It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or discharge of any claim or pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement, compromise or discharge, as the case may be, (i) includes an unconditional written release of such indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such claim or proceeding, (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party and (iii) does not impose any continuing material obligation or restrictions on any indemnified party. The indemnified and indemnifying parties shall cooperate in the defense or prosecution of any such claim, demand, action or proceeding with such cooperation to include (A) the retention of and the provision to the indemnifying party of records and information that are reasonably relevant to such claim, demand, action or proceeding and (B) the making available of employees on a mutually convenient basis for providing additional information and explanation of any material provided hereunder.

Section 7.4                                    Other Claims.  In order for an indemnified party to be entitled to any indemnification under this Article VII in respect of Losses that do not arise out of or involve a third party claim, the indemnified party must notify the indemnifying party promptly in writing (including in such notice a brief description of the claim for indemnification and the Loss, including damages sought or estimated, to the extent actually known or reasonably capable of estimation by the indemnified party); provided, however, that the failure to promptly provide

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such notice shall not affect the indemnification provided under this Article VII except to the extent that the indemnifying party has been actually and materially prejudiced as a result of such failure.

Section 7.5                                    Time Limitations.

(a)          Except for breaches of [***] and for any breaches of representations or warranties set forth herein due to fraud or intentional breach (with respect to each of which the Seller Group’s liability for breach will survive until termination of this Purchase and Sale Agreement pursuant to Section 8.1), the Seller Group shall have liability under Section 7.1 with respect to any breach of any representation or warranty made by the Seller Group in any of the Transaction Documents or in any certificates delivered by the Seller Group to the Purchaser in writing pursuant to this Purchase and Sale Agreement or any other Transaction Document only if the Purchaser notifies the Seller Group of a claim, specifying the factual basis of such claim in reasonable detail, on or prior to the date that is [***] after the Closing Date.

(b)          Except for breaches of [***], and for any breaches of representations or warranties set forth herein due to fraud or intentional breach (with respect to each of which the Purchaser’s liability for breach will survive until termination of this Purchase and Sale Agreement pursuant to Section 8.1), the Purchaser shall have liability under Section 7.2 with respect to any breach of any representation or warranty made by the Purchaser in any of the Transaction Documents or in any certificates delivered by the Seller Group to the Purchaser in writing pursuant to this Purchase and Sale Agreement or any other Transaction Document only if a member of the Seller Group notifies the Purchaser of a claim, specifying the factual basis of such claim in reasonable detail, on or prior to the date that is [***] after the Closing Date.

Section 7.6                                    Exclusive Remedy.  From and after the Closing, except in the case of fraud or intentional breach following the Closing, the indemnification afforded by this Article VII shall be the sole and exclusive remedy for any and all Losses awarded against or incurred or suffered by a party hereto in connection with the transactions contemplated by the Transaction Documents, including with respect to any breach of any representation, warranty or certification made by a party hereto in any of the Transaction Documents or certificates given by a party hereto in writing pursuant hereto or thereto or any breach of or default under any covenant or agreement by a party hereto pursuant to any Transaction Document. Notwithstanding anything in this Purchase and Sale Agreement to the contrary, including this Section 7.6, in the event of any breach or failure in performance of any covenant or agreement contained in any Transaction Document, the non-breaching party shall be entitled to specific performance, injunctive or other equitable relief pursuant to Section 9.2.

Section 7.7                                    Limitations.

(a)          Notwithstanding anything to the contrary in this Article VII, absent the Seller Group’s actual fraud or intentional breach, in no event shall the Seller Group’s indemnification obligations under Section 7.1 exceed, individually or in the aggregate, an amount equal to the Indemnification Cap; provided that, with respect to Losses incurred or suffered by a Purchaser

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Indemnified Party arising out of the Seller Group’s breach of Section 6.6(g), the Seller Group’s indemnification obligations shall not exceed, individually or in the aggregate, $[***].

(b)          Notwithstanding anything to the contrary in this Article VII, absent the Purchaser’s actual fraud or intentional breach, in no event shall the Purchaser’s indemnification obligations under Section 7.2 exceed, individually or in the aggregate, an amount equal to [***].

(c)           Notwithstanding anything herein to the contrary, but subject to the remainder of this Section 7.7, in no event shall any Sellers Indemnified Party or Purchaser Indemnified Party have any liability for, or Losses be deemed to include, any indirect, incidental, special or consequential, punitive or exemplary damages, whether in contract or tort, regardless of whether the other party shall be advised, shall have reason to know, or in fact shall know of the possibility of such damages suffered or incurred by any such Sellers Indemnified Party or Purchaser Indemnified Party in connection with this Purchase and Sale Agreement any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, except to the extent any such damages are actually paid to a third party in accordance with Section 7.3.  Notwithstanding the foregoing, the limitations set forth in this Section 7.7 shall not apply to any claim for indemnification hereunder in the case of actual fraud or intentional breach. In connection with the foregoing, the parties hereto acknowledge and agree that (a) the Purchaser’s Losses, if any, for any indemnifiable events under this Purchase and Sale Agreement will typically include Losses for Receivables that Purchaser was entitled to receive in respect of its ownership of the Receivables but did not receive timely or at all due to such indemnifiable event and (b) the Purchaser shall be entitled to make indemnification claims for all such missing or delayed Receivables as Losses hereunder (which claims shall be reviewed and assessed by the parties in accordance with the procedures set forth in this Article VII), and such missing or delayed Receivables shall not be deemed indirect, incidental, special or consequential, punitive or exemplary damages for any purpose under this Purchase and Sale Agreement.

ARTICLE VIII
TERMINATION

Section 8.1                                    Termination of Agreement.

(a)          Prior to the Closing. This Purchase and Sale Agreement may be terminated and the transactions contemplated under the Transaction Documents may be abandoned at any time prior to the Closing:

(i)                        by mutual written consent of the Purchaser and the Seller Group; or

(ii)                     by any member of the Seller Group or by the Purchaser if the Closing has not occurred on or before 5:00 p.m., New York time, on October 31, 2018.

(b)          After the Closing. From and after the Closing, this Purchase and Sale Agreement shall terminate four months after the later of (i) the date on which the Purchaser’s right to receive Receivables pursuant to the License Agreement expires in accordance with its

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terms and (ii) if a New Arrangement is entered into by the Sellers, the date on which the Purchaser’s right to receive payments pursuant to such New Arrangement expires in accordance with its terms.

Section 8.2                                    Effect of Termination.  Subject to this Section 8.2, in the event of the termination of this Purchase and Sale Agreement pursuant to Section 8.1 (whether prior to or after the Closing), this Purchase and Sale Agreement shall become void and of no further force and effect, except for those rights, obligations or claims that have accrued prior to the date of such termination or relate to any period prior thereto, including any claim for indemnification pursuant to Article VII, Section 5.2 and Article IX.  Nothing contained in this Section 8.2 shall relieve any party from liability for any breach of this Purchase and Sale Agreement that occurs prior to the effective date of such termination.

ARTICLE IX
MISCELLANEOUS

Section 9.1                                    Survival.  All representations, warranties and covenants made herein and in any other Transaction Document or any certificate delivered pursuant to this Purchase and Sale Agreement shall survive the execution and delivery of this Purchase and Sale Agreement and the Closing.

Section 9.2                                    Specific Performance.  Each of the parties hereto acknowledges that the other party hereto will have no adequate remedy at law if it fails to perform any of its obligations under any of the Transaction Documents.  In such event, each of the parties hereto agrees that the other party hereto shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Purchase and Sale Agreement.

Section 9.3                                    Notices.  All notices, consents, waivers and other communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier, (c) on the date personally delivered to an authorized officer of the party to which sent or (d) on the date transmitted by facsimile, email or other electronic transmission, in all cases upon a confirmation of receipt (e.g., by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and in all cases, with a copy emailed to the recipient at the applicable address, addressed to the recipient as follows:

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if to the Seller Group (which notices need not be provided individually to each member of the Seller Group), to:

Zealand Pharma A/S
Smedeland 36
2600 Glostrup, Copenhagen
Denmark
Attention: Britt Meelby Jensen, CEO and Mats Blom, CFO
Facsimile: [***]
Email: [***]

with a copy (that does not constitute notice) to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention: Kristopher D. Brown
Facsimile: +1 646 558 4265
Email: KBrown@goodwinlaw.com

if to the Purchaser, to:

c/o RP Management, LLC

110 E. 59th Street, Suite 3300

New York, New York 10022

Attention: [***]

Telephone: [***]

Email: [***]

With a copy to:

Ropes & Gray LLP

800 Boylston Street; Prudential Tower

Boston, Massachusetts 02199

Attention: Patrick O’Brien

Telephone: (617) 951-7527

Email: patrick.obrien@ropesgray.com

Each party hereto may, by notice given in accordance herewith to the other party hereto, designate any further or different address to which subsequent notices, consents, waivers and other communications shall be sent.

Section 9.4                                    Successors and Assigns.   The provisions of this Purchase and Sale Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Seller Group shall not be entitled to assign,

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delegate or otherwise transfer this Purchase and Sale Agreement or any of their interests, obligations or rights hereunder without the prior written consent of the Purchaser. Notwithstanding the foregoing, Zealand may, without the consent of the Purchaser, assign its obligations and rights under this Purchase and Sale Agreement to an acquiror of Zealand in connection with a change of control through merger, consolidation, demerger, sale of all or substantially all of its assets or liquidation proposed and adopted by its shareholders; provided that the Sellers remain liable to the Purchaser for their obligations hereunder and that at the closing of such acquisition the ultimate parent entity of the acquiror guarantees the obligations of the Seller Group under the Transaction Documents in a written agreement with the Purchaser in form and substance reasonably satisfactory to the Purchaser. Any such purported assignment, delegation or transfer without such consent shall be void ab initio and of no effect.  The Purchaser may assign any of its obligations and rights hereunder without restriction and without the consent of the Seller Group, provided, however, that the Purchaser remains liable to the members of the Seller Group for its obligations hereunder.  The Purchaser shall give notice of any such assignment to the Seller Group promptly after the occurrence thereof.  The Seller Group shall be under no obligation to reaffirm any representations, warranties or covenants made in this Purchase and Sale Agreement or any of the other Transaction Documents or take any other action in connection with any such assignment by the Purchaser.

Section 9.5                                    Independent Nature of Relationship.  The relationship between the Seller Group and the Purchaser is solely that of sellers and purchaser, and neither the Seller Group nor the Purchaser has any fiduciary or other special relationship with the other party hereto or any of its Affiliates.  Nothing contained herein or in any other Transaction Document shall be deemed to constitute the Seller Group and the Purchaser as a partnership, an association, a joint venture or any other kind of entity or legal form.

Section 9.6                                    Entire Agreement.  This Purchase and Sale Agreement, together with the Exhibits hereto (which are incorporated herein by reference) and the other Transaction Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties hereto with respect to the subject matter of this Purchase and Sale Agreement, including without limitation the Confidentiality Agreement and that certain Exclusivity Letter by and between RP Management, LLC and Zealand, dated as of August 19, 2018. No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the Exhibits hereto or the other Transaction Documents) has been made or relied upon by either party hereto.  Neither this Purchase and Sale Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other Persons referenced in Article VII any rights or remedies hereunder.

Section 9.7                                    Governing Law.

(a)          THIS PURCHASE AND SALE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE

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GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)          Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Purchase and Sale Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permissible under Applicable Law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(c)           Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Purchase and Sale Agreement in any court referred to in Section 9.7(b).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)          Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 9.3.  Nothing in this Purchase and Sale Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.  Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

Section 9.8                                    Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PURCHASE AND SALE AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PURCHASE AND SALE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.8.

Section 9.9                                    Severability.  If one or more provisions of this Purchase and Sale Agreement are held to be invalid, illegal or unenforceable by a court of competent jurisdiction,

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such invalidity, illegality or unenforceability shall not affect any other provision of this Purchase and Sale Agreement, which shall remain in full force and effect, and the parties hereto shall replace such invalid, illegal or unenforceable provision with a new provision permitted by Applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable provision.  Any provision of this Purchase and Sale Agreement held invalid, illegal or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid, illegal or unenforceable.

Section 9.10                             Counterparts.  This Purchase and Sale Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Purchase and Sale Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.  Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.

Section 9.11                             Amendments; No Waivers.  Neither this Purchase and Sale Agreement nor any term or provision hereof may be amended, supplemented, restated, waived, changed or modified except with the written consent of the parties hereto.  No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  No notice to or demand on either party hereto in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval hereunder shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.  Except as expressly provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 9.12                             Table of Contents and Headings.  The Table of Contents and headings of the Articles and Sections of this Purchase and Sale Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 9.13                             Currency Exchange.  If, for the purpose of obtaining a judgment or order in any court, it is necessary to convert a sum due hereunder from Dollars into another currency, the members of the Seller Group have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Purchaser could purchase Dollars with such other currency in the Borough of Manhattan, The City of New York on the Business Day preceding the day on which final judgment is given.

{SIGNATURE PAGE FOLLOWS}

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the day and year first written above.

For and on behalf of ZP Holding SPV K/S:

By ZP General Partner 1 ApS in its capacity as general partner of ZP Holding SPV K/S

By:	/s/ Mats Blom
Name: Mats Blom
Title: CFO

By:	/s/ Britt Jensen
Name: Britt M. Jensen
Title: CEO

For and on behalf of ZP SPV 1 K/S:

By ZP General Partner 2 ApS in its capacity as general partner of ZP SPV 1 K/S

By:	/s/ Mats Blom
Name: Mats Blom
Title: CFO

By:	/s/ Britt Jensen
Name: Britt M. Jensen
Title: CEO

ZEALAND PHARMA A/S

By:	/s/ Martin Nicklasson
Name:
Title:

By:	/s/ Britt Jensen
Name:
Title:

{Signature Page to Purchase and Sale Agreement}

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the day and year first written above.

ROYALTY PHARMA INVESTMENTS ICAV

By:	/s/ George Lloyd
Name: George Lloyd
Title: Director

{Signature Page to Purchase and Sale Agreement}

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EXHIBIT A

FORM OF TRANSFER AND CONVEYANCE AGREEMENT

This Transfer and Conveyance is dated as of September 17, 2018 and is effective from and after the date on which the Purchaser pays to the Seller Group the Purchase Price (such date, the “Closing Date”) by ZP Holding SPV K/S, a limited partnership registered under the law of Denmark (“Master SPV Seller”), ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark (the “Sub SPV Seller,” and, together with the Master SPV Seller, the “Sellers”), Zealand Pharma A/S, a public limited company organized under the laws of Denmark (“Zealand,” and, together with the Sellers, the “Seller Group”), in favor of Royalty Pharma Investments ICAV, an Irish Collective Asset-Management Vehicle (the “Purchaser”).

RECITALS

WHEREAS, the Sellers, Zealand and the Purchaser are parties to that certain Purchase and Sale Agreement, dated as of September 6, 2018 (the “Purchase and Sale Agreement”), pursuant to which, among other things, the Sellers agree to sell, assign, transfer and convey to the Purchaser, and the Purchaser agrees to purchase, acquire and accept from the Sellers, all of the Sellers’ right, title and interest in, to and under the Purchased Assets, for the consideration described in the Purchase and Sale Agreement; and

WHEREAS, the parties hereto now desire to carry out the purposes of the Purchase and Sale Agreement by the execution and delivery of this Transfer and Conveyance evidencing each Seller’s transfer and assignment of the applicable Purchased Assets to the Purchaser and the Purchaser’s acceptance of such transfer and assignment;

NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth in the Purchase and Sale Agreement and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Each member of the Seller Group, by this Transfer and Conveyance, does hereby assign, transfer and convey to the Purchaser, all of their respective right, title and interest in the Purchased Assets free and clear of any and all Liens other than those Liens created in favor of the Purchaser by the Transaction Documents, and the Purchaser does hereby accept such assignment, transfer and conveyance of such Purchased Assets free and clear of any and all Liens other than those Liens created in favor of the Purchaser by the Transaction Documents.

2.                                      The parties hereto acknowledge that the Purchaser is not assuming any liability or obligation of the Sellers under the License Agreement.

3.                                      This Transfer and Conveyance (i) is made pursuant to, and is subject to the terms of, the Purchase and Sale Agreement and (ii) shall be binding upon and inure to the benefit of the Seller Group, the Purchaser and their respective successors and permitted assigns, for the uses and purposes set forth and referred to above, effective immediately upon due execution by the parties hereto.

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4.                                      This Transfer and Conveyance shall be governed by the laws of the Federal Republic of Germany, excluding (i) its conflict of law rules, and (ii) the United Nations Convention on Contracts for the International Sales of Goods (CISG).  Any disputes arising out of or in connection with this Transfer and Conveyance shall be subject to the exclusive jurisdiction of the courts in Frankfurt am Main, Germany.

5.                                      This Transfer and Conveyance may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

6.                                      The following terms as used herein shall have the following respective meanings:

(a)   “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.  For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

(b)   “[***]Agreement” means that certain [***].

(c)    “Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

(d)   “Compound” has the meaning set forth in the License Agreement as of the Closing Date.

(e)    “[***]” has the meaning set forth in the [***] Agreement as of the Closing Date.

(f)    “Group 2 Products” has the meaning set forth in the License Agreement as of the Closing Date.

(g)    “License Agreement” means that certain License Agreement, dated as of June 24, 2003, by and between Master SPV Seller (as successor in interest to Zealand) and Licensee (including all annexes, exhibits and schedules thereto), as amended, supplemented and modified to date, including on March 16, 2010, February 7, 2012, July 31, 2013, September 2, 2014 and October 6, 2014.

*** Confidential Treatment Requested ***

(h)   “Licensed Products” means products known as Adlyxin™/Lyxumia® and Soliqua 100/33/Suliqua™ (and the equivalent product irrespective of trade name) and any other products containing any Compound (alone or in combination with one or more other active ingredients).

(i)     “Licensee” means Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH), a company organized under the laws of Germany.

(j)    “Licensee Instruction” means the irrevocable direction to Licensee in the form set forth on Exhibit B to the Purchase and Sale Agreement.

(k)   “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever; provided, however, that the license granted by Master SPV Seller to Licensee (as defined in the Purchase and Sale Agreement) under the License Agreement shall not be included in the definition hereof.

(l)     “Milestone Payments” means all amounts due, paid or payable to the Sellers or any of their Affiliates under Section 5.1(iv)(7) or Section 5.1(iv)(8) of the License Agreement, in each case, with respect to [***].

(m)  “Net Sales” has the meaning set forth in the License Agreement as of the Closing Date.

(n)   “New Arrangement” has the meaning set forth in Section 5.6(a) of the Purchase and Sale Agreement.

(o)   “Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

(p)   “Proceeds” means (a) any amounts actually recovered by any member of the Seller Group from a Person (other than the Purchaser) as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes relating to, and to the extent involving, the Receivables, and (b) any amounts that are (i) actually recovered by Licensee from a Person and actually paid to the Seller pursuant to Section 13.6 of the License Agreement or (ii) actually recovered by any member of the Seller Group from a Person (less any amounts required to be paid to Licensee) pursuant to Section 13.6 of the License Agreement, in each case ((i) and (ii)), as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes related to the Patents included in the Zealand Intellectual Property Rights.

(q)   “Purchased Assets” means, collectively, (a) all of the Receivables (as defined in the Purchase and Sale Agreement) and (b) the right to transfer, assign or pledge

*** Confidential Treatment Requested ***

the foregoing, in whole or in part, and the payments, proceeds and income of and the rights to enforce each of the foregoing.

(r)    “Purchase Price” has the meaning set forth in Section 2.2 of the Purchase and Sale Agreement.

(s)    “Receivables” means (a) the Royalties and the Milestone Payments, (b) all amounts due, paid or payable to the Sellers in lieu of the amounts described in the foregoing clause (a), (c) all amounts due, paid or payable to any member of the Seller Group or any of their respective Affiliates or designees by one or more third party licensees or sublicensees under any New Arrangement, (d) all accounts (as defined under the UCC) evidencing the rights to the payments and amounts described herein, (e) all proceeds (as defined under the UCC) of any of the foregoing, (f) Proceeds, (g) any interest on any such amounts payable to the Sellers pursuant to Section 20.5 of the License Agreement and (h) any right to receive the foregoing.

(t)    “Royalties” means all amounts due, paid or payable to the Sellers or any of their Affiliates under Article 6 of the License Agreement with respect to Net Sales of the Licensed Products that occur on or after the Royalties Commencement Date.

(u)   “Royalties Commencement Date” means July 1, 2018.

(v)   “Transaction Documents” means this Transfer and Conveyance, the Purchase and Sale Agreement and the Licensee Instruction.

(w)    “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of any portion thereof granted pursuant to any Transaction Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the Purchase and Sale Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.

(x)   “Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

(y)   “Zealand Intellectual Property Rights” means all intellectual property licensed to Licensee under the License Agreement that pertains to the Licensed Products.

7.                                      Should any provision of this Transfer and Conveyance, or any provision incorporated in the future, be or become invalid or unenforceable, the validity or enforceability of the other provisions of this Transfer and Conveyance shall

*** Confidential Treatment Requested ***

remain unaffected.  The parties hereto agree to replace the invalid or unenforceable provision by a valid and enforceable provision which, to the extent legally permissible, comes as close as possible to the intent and purpose of the invalid or unenforceable provision. The same shall apply if any provision of this Transfer and Conveyance is invalid due to the scope of a time period or if this Transfer and Conveyance contains a contractual gap (Vertragslücke).  Section 139 of the German Civil Code shall not apply.

*** Confidential Treatment Requested ***

IN WITNESS WHEREOF, the parties hereto have executed this Transfer and Conveyance as of the day and year first written above.

For and on behalf of ZP Holding SPV K/S:

By ZP General Partner 1 ApS in its capacity as general partner of ZP Holding SPV K/S

By:
Name:
Title:

By:
Name:
Title:

For and on behalf of ZP SPV 1 K/S:

By ZP General Partner 2 ApS in its capacity as general partner of ZP SPV 1 K/S

By:
Name:
Title:

By:
Name:
Title:

ZEALAND PHARMA A/S

By:
Name:
Title:

By:
Name:
Title:

*** Confidential Treatment Requested ***

IN WITNESS WHEREOF, the parties hereto have executed this Transfer and Conveyance as of the day and year first written above.

ROYALTY PHARMA INVESTMENTS ICAV

By:
Name:
Title:

*** Confidential Treatment Requested ***

EXHIBIT B

FORM OF LICENSEE INSTRUCTION

[          ], 20[  ]

VIA [               ]

[                ]
[                ]
[                ]
Attention: [                ]

Ladies and Gentlemen:

Reference is hereby made to that certain License Agreement, dated as of June 24, 2003, by and between ZP Holding SPV K/S, a limited partnership registered under the law of Denmark (“Master SPV Seller”) (as successor in interest to Zealand Pharma A/S, a public limited company organized under the laws of Denmark (“Zealand”)) and Sanofi-Aventis Deutschland GmbH (formerly Aventis Pharma Deutschland GmbH), a company organized under the laws of Germany (“Sanofi”), as amended as of the date hereof, including on March 16, 2010, February 7, 2012, July 31, 2013, September 2, 2014 and October 6, 2014 (the “License Agreement”).

Effective as of the date hereof, as evidenced by that certain Transfer and Conveyance dated as of the date hereof between Royalty Pharma Investments ICAV, an Irish Collective Asset-Management Vehicle (the “Purchaser”), Master SPV Seller, ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark (“Sub SPV Seller” and, together with Master SPV Seller, the “Sellers” and, the Sellers together with Zealand being, the “Seller Group”) and Zealand, which is attached hereto as Appendix A (the “Transfer and Conveyance”), the Sellers assigned and transferred the “Purchased Assets” described in the Transfer and Conveyance.

Accordingly, you are hereby irrevocably and unconditionally directed to make all payments of Receivables (as defined in the Transfer and Conveyance) to the Sellers by Sanofi (and its Affiliates) on or after September 17, 2018 by wire transfer in the currency provided under the License Agreement to the following account of the Purchaser:

For payments in U.S dollars:

Bank Name: [***]

ABA Number: [***]

Swift: [***]

Account Name: [***]

Account Number: [***]

Ref: [***]

For payments in Euros:

Beneficiary bank: [***]

Beneficiary bank swift: [***]

Intermediary bank: [***]

*** Confidential Treatment Requested ***

Intermediary bank swift: [***]

Account #: [***]

Ref: [***]

In addition, you are hereby requested to send copies of all quarterly and Sales Reports required to be delivered by Licensee pursuant to Section 15.2 of the License Agreement, in addition to those sent to the Seller Group, to the following party at the following address, beginning immediately:

c/o RP Management, LLC

110 E. 59th Street, Suite 3300

New York, New York 10022
Attention: [                ]
Telephone: [              ]
Facsimile: [                ]
Email: [                    ]

Thank you for your cooperation regarding this matter. We ask that you confirm your agreement with this notice by signing and returning a copy of this notice to us.

Very truly yours,

For and on behalf of ZP Holding SPV K/S:

By ZP General Partner 1 ApS in its capacity as general partner of ZP Holding SPV K/S

By:
Name:
Title:

By:
Name:
Title:

*** Confidential Treatment Requested ***

For and on behalf of ZP SPV 1 K/S:

By ZP General Partner 2 ApS in its capacity as general partner of ZP SPV 1 K/S

By:
Name:
Title:

By:
Name:
Title:

ZEALAND PHARMA A/S

By:
Name:
Title:

By:
Name:
Title:

Acknowledged and agreed as of the date written above:

SANOFI-AVENTIS DEUTSCHLAND GMBH

By:
Name:
Title:

By:
Name:
Title:

*** Confidential Treatment Requested ***

EXHIBIT C1

PATENTS AND PATENT APPLICATIONS IN THE ZEALAND INTELLECTUAL PROPERTY RIGHTS

(See attached.)

*** Confidential Treatment Requested ***

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C1-1

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C1-2

EXHIBIT C2

KNOW-HOW IN THE ZEALAND INTELLECTUAL PROPERTY RIGHTS

Area	Number	Author	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C2-1

Area	Number	Author	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C2-2

Area	Number	Author	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C2-3

EXHIBIT C3

LISTED PATENTS

(See attached.)

*** Confidential Treatment Requested ***

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C3-1

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***

C3-2

EXHIBIT D1

Press Release of the Seller Group

*** Confidential Treatment Requested ***

EXHIBIT D2

Press Release of the Purchaser

*** Confidential Treatment Requested ***

Exhibit E

Form of Opinion of Counsel

*** Confidential Treatment Requested ***

E-1

EXHIBIT F

Form of Seller Group Certificate

ZEALAND PHARMA A/S

CLOSING CERTIFICATE

SEPTEMBER 17, 2018

This Closing Certificate is being delivered pursuant to Section 6.2(c)(iii) of the Purchase and Sale Agreement (as it may be amended, the “Purchase and Sale Agreement”), dated September 6, 2018 , by and among ZP Holding SPV K/S, a limited partnership registered under the law of Denmark (“Master SPV Seller”), ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark (“Sub SPV Seller”), Zealand Pharma A/S, a public limited company organized under the laws of Denmark (“Zealand” and together with Master SPV Seller and Sub SPV Seller, the “Seller Group”), and Royalty Pharma Investments ICAV, an Irish Collective Asset-Management Vehicle (the “Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase and Sale Agreement.

The undersigned, Britt Meelby Jensen, being the Chief Executive Officer of Zealand, solely in her capacity as Chief Executive Officer and not in any individual capacity, hereby certifies on behalf of Zealand, as of the date hereof, that:

1.                                      The representations and warranties of the Seller Group contained in the Purchase and Sale Agreement (i) that are not qualified by materiality, Material Adverse Effect, substantial compliance or a similar materiality qualifier, are true and correct in all material respects both when made and as of the date hereof with the same force and effect as if made as of the date hereof, and (ii) that are qualified by materiality, Material Adverse Effect, substantial compliance or a similar materiality qualifier are true and correct in all respects both when made and as of the date hereof with the same force and effect as if made as of the date hereof.

2.                                      Each member of the Seller Group has performed and complied in all material respects with all agreements, obligations and covenants contained in the Purchase and Sale Agreement that are required to be performed or complied by it under the Purchase and Sale Agreement at or prior to the date hereof.

3.                                      As of the date hereof, no action, claim, demand, proceeding or investigation is pending or threatened that seeks a judgment, order, write, injunction or stipulation of or by any Governmental Authority, nor is there any such judgment, order, writ, injunction or stipulation in effect, that (i) would prevent consummation of any of the transactions contemplated under the Transaction Documents or (ii) would result in any of the transactions contemplated under the Transaction Documents being rescinded following consummation.

4.                                      Since the date of the Purchase and Sale Agreement, there have not occurred or arisen any events, changes, facts, conditions or circumstances, nor have there been any

*** Confidential Treatment Requested ***

events, changes, facts, conditions or circumstances, that individually or in the aggregate have resulted in or would reasonably be expected to result in a Material Adverse Effect.

[SIGNATURE PAGE FOLLOWS]

*** Confidential Treatment Requested ***

IN WITNESS WHEREOF, the undersigned has executed and delivered this Closing Certificate as of the date first set forth above.

ZEALAND PHARMA A/S

By:
Name:	Britt Meelby Jensen
Title:	Chief Executive Officer

*** Confidential Treatment Requested ***

EXHIBIT G

Form of the Purchaser Certificate

ROYALTY PHARMA INVESTMENTS ICAV

CLOSING CERTIFICATE

September 17, 2018

This Closing Certificate is being delivered pursuant to Section 6.3(c) of the Purchase and Sale Agreement (as it may be amended, the “Purchase and Sale Agreement”), dated as of September 6, 2018, by and among ZP Holding SPV K/S, a limited partnership registered under the law of Denmark (“Master SPV Seller”), ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark ( “Sub SPV Seller”), Zealand Pharma A/S, a public limited company organized under the laws of Denmark (“Zealand,” and, together with Master SPV Seller and Sub SPV Seller, the “Seller Group”), and Royalty Pharma Investments ICAV, an Irish Collective Asset-Management Vehicle (“Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

The undersigned being a duly authorized representative of Purchaser, solely in the undersigned’s capacity as such and not in any individual capacity, hereby certifies to the Seller Group on behalf of Purchaser, as of the date hereof, that:

1.              The representations and warranties of the Purchaser contained in the Purchase and Sale Agreement (a) that are not qualified by materiality are true and correct in all material respects both when made and at the Closing with the same force and effect as if made as of the Closing Date and (b) that are qualified by materiality will be true and correct in all material respects both when made and as of the Closing Date with the same force and effect as if made as of the Closing Date; and

2.              The Purchaser has performed and complied with in all material respects with all agreements, obligations and covenants contained in the Purchase and Sale Agreement that are required to be performed or complied with by it at or prior to the Closing.

[Signature Page Follows]

*** Confidential Treatment Requested ***

G-1

IN WITNESS WHEREOF, the undersigned has executed and delivered this Closing Certificate as of the date first set forth above.

ROYALTY PHARMA INVESTMENTS ICAV

By:
Name:
Title:

*** Confidential Treatment Requested ***

G-2

EXHIBIT H

Form of Receipt

September 17, 2018

Reference is made to that certain Purchase and Sale Agreement dated as of September 6, 2018 (the “Purchase and Sale Agreement”) by and among ZP Holding SPV K/S, a limited partnership registered under the law of Denmark (“Master SPV Seller”), ZP SPV 1 K/S, a limited partnership registered under the laws of Denmark (the “Sub SPV Seller,” and, together with the Master SPV Seller, the “Sellers”), Zealand Pharma A/S, a public limited company organized under the laws of Denmark (“Zealand,” and, together with the Sellers, the “Seller Group”), and Royalty Pharma Investments ICAV, an Irish Collective Asset-Management Vehicle (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase and Sale Agreement.

The Seller Group hereby acknowledges receipt from the Purchaser of wire transfers of immediately available funds (a) to Master SPV Seller, the sum of $177,325,000 and (b) to Sub SPV Seller, the sum of $841,242.72. The Seller Group also confirms receipt (i) by Trustee of an amount equal to $26,593,757.28 and (ii) by Athyrium of an amount equal to $240,000. All of the amounts referenced above aggregate to the full and complete payment of the Purchase Price for the Purchased Assets.

[Remainder of Page Intentionally Left Blank]

*** Confidential Treatment Requested ***

H-1

IN WITNESS WHEREOF, the undersigned has caused this receipt to be signed by its representative thereunto and duly authorized as of the date first written above.

For and on behalf of ZP Holding SPV K/S:

By ZP General Partner 1 ApS in its capacity as general partner of ZP Holding SPV K/S

By:
Name:
Title:

By:
Name:
Title:

For and on behalf of ZP SPV 1 K/S:

By ZP General Partner 2 ApS in its capacity as general partner of ZP SPV 1 K/S

By:
Name:
Title:

By:
Name:
Title:

ZEALAND PHARMA A/S

By:
Name:
Title:

By:
Name:
Title:

*** Confidential Treatment Requested ***

H-2

EXHIBIT I

SPV Covenants

1                                                  LIMITED PARTNERSHIP AGREEMENT FOR SUB SPV SELLER

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2                                                  LIMITED PARTNERSHIP AGREEMENT FOR MASTER SPV SELLER

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3                                                  SHAREHOLDERS’S AGREEMENT FOR ZP GENERAL PARTNER 2 APS

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*** Confidential Treatment Requested ***

I-1

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4                                                  SHAREHOLDERS’S AGREEMENT FOR ZP GENERAL PARTNER 1 APS

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*** Confidential Treatment Requested ***

I-2

EXHIBIT J

Form of Amendment to the Articles of Association for Sub SPV Seller and the Articles of Association for Master SPV Seller

Form of Amendment to the Articles of Association for Sub SPV Seller

•                  Amendments reflected in separately enclosed mark-up.

Form of Amendment to the Articles of Association for Master SPV

•                                          Amendments reflected in separately enclosed mark-up.

Form of Amendment to the Articles of Association for GP 1

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*** Confidential Treatment Requested ***